Exhibit 10.5

EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

THIS EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT (this “Agreement”) is made on February 20, 2023 by and among:

(1)

PROLOGIUM HOLDING INC., an exempted company with limited liability incorporated and validly existing under the laws of the Cayman Islands, with its registered address at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (the “Company”);

(2)

PROLOGIUM TECHNOLOGY, CO., LTD. (辉能科技股份有限公司), a company limited by shares incorporated and validly existing under the laws of Taiwan, with its registered address at No.6-1, Ziqiang 7th Rd., Zhongli Dist., Taoyuan City 320032, Taiwan (the “TW Subsidiary”);

(3)

PROLOGIUM ENERGY TECHNOLOGY (SHANGHAI) LIMITED (辉齐新能源科技(上海)有限公司 ), a limited company incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Ste. A289, Bldg. 2, No. 889, Qi Xin Rd., Min Hang Dist., Shanghai, People’s Republic of China (the “Shanghai Subsidiary”);

(4)

PROLOGIUM INNOVATION PTE. LTD., a private company limited by shares incorporated and validly existing under the laws of the Republic of Singapore, with its registered office at the offices of 111 SOMERSET Road #09-32 111 Somerset Singapore (238164) (the “Singapore Subsidiary”);

(5)

PROLOGIUM INNOVATION(BEIJING) ENERGY TECHNOLOGY LIMITED (辉能创新(北京)新能源科技有限公司 ), a limited company incorporated and validly existing under the laws of the People’s Republic of China, with its registered address at Room 1806, 15th Floor, Building 5, District 4, No. 22, Jinhai 4th Road, Beijing Economic-Technological Development Area, Beijing, People’s Republic of China (the “Beijing Subsidiary”);

(6)

NEW ZONE CORPORATION, an exempted company with limited liability incorporated under the laws of the Republic of Seychelles, with its registered address at Suite 1, Commercial House One, Eden Island, Seychelles (“New Zone”);

(7)

YANG SZU-NAN ( 楊思枬), an individual holding the Taiwan identity card numbered Y120536378 and with a residential address at 3F., No.38, Alley 405, Sec.6, Chung-Shan North Rd., Taipei City, Taiwan (the “Founder”);

(8)	THE PERSONS SET FORTH IN SCHEDULE A (together with the Founder and New Zone, the “Ordinary Shareholders” and each an “Ordinary Shareholder”);

(9)	THE PERSONS SET FORTH IN SCHEDULE B-1 (such holders of the Series A Shares being the “Series A Shareholders” and each a “Series A Shareholder”);

(10)	THE PERSONS SET FORTH IN SCHEDULE B-2 (such holders of the Series B Shares being the “Series B Shareholders” and each a “Series B Shareholder”);

(11)	THE PERSONS SET FORTH IN SCHEDULE B-3 (such holders of the Series C Shares being the “Series C Shareholders” and each a “Series C Shareholder”);

(12)	THE PERSONS SET FORTH IN SCHEDULE B-4 (such holders of the Series D Shares being the “Series D Shareholders” and each a “Series D Shareholder”);

(13)	THE PERSONS SET FORTH IN SCHEDULE B-5 (such holders of the Series E Shares being the “Series E Shareholders”, and each a “Series E Shareholder”); and

(14)	THE PERSONS SET FORTH IN SCHEDULE B-6 (such holders of the Series E+ Shares being the “Series E+ Shareholders”, and each a “Series E+ Shareholder”).

The Company, the TW Subsidiary, the Shanghai Subsidiary, the Singapore Subsidiary, the Beijing Subsidiary, the Founder, New Zone, the other Ordinary Shareholders, the Series A Shareholders, the Series B Shareholders, the Series C Shareholders, the Series D Shareholders, the Series E Shareholders and the Series E+ Shareholders are hereinafter collectively referred to as the “Parties” and individually as a “Party”.

RECITALS

A.	The Group Companies and certain shareholders of the Company entered into a Shareholders Agreement dated June 7, 2022 (the “Prior Shareholders’ Agreement”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises and covenants herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	DEFINITIONS.

1.1	Definitions.

Unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the following meanings:

“Additional Number”	has the meaning set out in Section 3.4(b) hereof.
“Additional Offered Shares”	has the meaning set out in Section 4.2(c)(ii) hereof.
“Affiliate”	with respect to a specified Person, means (a) in the case of any Person that is a natural person, such Person’s spouse and lineal descendants (whether natural or adopted) or any trust formed and maintained solely for the benefit of such Person, such Person’s spouse and/or such lineal descendants, (b) in the case of any Person that is not a natural person, a Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, the Person specified, and (c) in the case of any Preferred Shareholder, the term “Affiliate” shall include (i) any shareholder of such Preferred Shareholder, (ii) any entity or individual which has a direct or indirect interest in such Preferred Shareholder (including, if applicable, any general partner or limited partner) or any fund manager thereof, (iii) any Person that directly or indirectly Controls, is Controlled by, under common Control with, or is managed by such Preferred Shareholder, its shareholder, the general partner or the fund manager of such Preferred Shareholder or its shareholder, (iv) any trust Controlled by, or held for the benefit of, any such Person referred to in (i), (ii) and (iii).
“Applicable Law” or “Applicable Laws”	means, with respect to any Person, relevant provisions of any constitution, treaty, statute, law, regulation, ordinance, code, rule, judgment, rule of common law, order, decree, award, injunction, government approval, concession, grant, franchise, license, agreement, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or interpretation and administration of any of the foregoing by, any Governmental Authority, whether in effect as at the date hereof or thereafter and in each case as amended or re-enacted, applicable to such Person or any of its assets or undertakings.
“Approved Listing”	means a listing of all or some of the Ordinary Shares or any equivalent transaction (including a De-SPAC Transaction) on terms acceptable to the Board and approved in accordance with Section 8.1.
“Arbitration Notice”	has the meaning set out in Section 12.4(b) hereof.

“Board” or “Board of Directors”	means the board of directors of the Company as constituted for the time being.
“Board Supermajority”	means the affirmative vote or written approval of at least seventy-five percent (75%) of the directors then appointed to the Board.
“Business Day”	means any day on which banks generally are open for business in Hong Kong, Mainland China, Taiwan, Germany, Singapore and the Cayman Islands.
“Carveout Securities”	has the meaning set out in Section 3.3 hereof.
“Centre”	has the meaning set out in Section 12.4(c) hereof.
“CFC”	has the meaning set out in Section 10.6 hereof.
“Co-Sale Participant	has the meaning set out in Section 4.3(a) hereof.
“Co-Sale Shares”	has the meaning set out in Section 4.3(b) hereof.
“Companies Act”	means the Companies Act (as revised) of the Cayman Islands.
“Company First Refusal Period”	has the meaning set out in Section 4.2(b) hereof.
“Company Indemnitees”	has the meaning set out in Section 11.2(l) hereof.
“Confidential Information”	has the meaning set out in Section 7.1 hereof.
“Constitutional Documents”	means, with respect to any Person, its certificate of incorporation, memorandum of association, articles of association, joint venture agreement, shareholders agreement, or similar constitutive documents for such Person.
“Control”	means the power or authority, whether exercised or not, to direct the business, management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; provided, that such power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members or shareholders of such Person or power to control the composition of a majority of the board of directors of such Person. The terms “Controlled” and “Controlling” have meanings correlative to the foregoing.
“Conversion Shares”	means Ordinary Shares issuable or issued upon conversion of Preferred Shares.

“De-SPAC Transaction”	means a transaction or series of related transactions that result in the listing of the business of the Company (or its successor) or any other Group Company with a publicly listed special purpose acquisition company or any of its subsidiaries.
“Deemed Owned Shares”	has the meaning set out in Section 3.6(a) hereof.
“Dispute”	has the meaning set out in Section 12.4(a) hereof.
“Drag Notice”	has the meaning set out in Section 5.2 hereof.
“Drag-Along Sale”	has the meaning set out in Section 5.1 hereof.
“Dragged Shareholders”	has the meaning set out in Section 5.1 hereof.
“Dragging Shareholders”	has the meaning set out in Section 5.1 hereof.
“Encumbrance”	means (a) any mortgage, charge, pledge, lien, hypothecation, deed of trust, title retention, security interest, or other third-party rights of any kind securing or conferring any priority of payment in respect of any obligation of any Person or any other restriction or limitation; (b) any easement or covenant granting a right of use or occupancy to any Person; (c) any proxy, power of attorney, voting trust agreement, interest, option, right of first offer, right of pre-emptive negotiation, or refusal or transfer restriction in favor of any Person; and (d) any adverse claim as to title, possession, or use, and includes any agreement or arrangement for any of the same.
“Equal Largest OEM”	has the meaning set out in Section 3.6(a) hereof.
“Equity Securities”	means, with respect to a Person, any shares, share capital, registered capital, ownership interest, equity interest, or other securities of such Person, and any option, warrant, or right to subscribe for, acquire or purchase any of the foregoing, or any other security or instrument convertible into or exercisable or exchangeable for any of the foregoing, or any equity appreciation, phantom equity, equity plans or similar rights with respect to such Person, or any contract of any kind for the purchase or acquisition from such Person of any of the foregoing, either directly or indirectly.
“ESOP”	means the Amended Employee Stock Option Plan of the Company adopted by the resolutions of the Board on May 24, 2019 and any new employee stock option plan approved by the Board in accordance with Section 8.1.
“Exchange Act”	has the meaning set out in Section 11.2(i) hereof.

“Exercisable Warrant Shares”	has the meaning set out in Section 3.6(b) hereof.
“Existing MA&A”	means the Eighth Amended and Restated Memorandum and Articles of Association of the Company adopted by special resolution of the shareholders of the Company on January 26, 2022, with effect on January 28, 2022.
“Form F-3”	has the meaning set out in Section 11.2(e) hereof.
“First Participation Notice”	has the meaning set out in Section 3.4(a) hereof.
“First Participation Period”	has the meaning set out in Section 3.4(a) hereof.
“Fully Participating Non-Selling Shareholder”	has the meaning set out in Section 4.2(c)(ii) hereof.
“Governmental Authority”	means any nation or government or any federation, province or state or any other political subdivision thereof; any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any government authority, agency, department, board, commission or instrumentality of Taiwan, Mainland China, Singapore, the Cayman Islands or any other country or region, or any political subdivision thereof, any court, tribunal or arbitrator, and any self-regulatory organization.
“Group Company” or “Group Companies”	means, collectively, the Company, the TW Subsidiary, the Shanghai Subsidiary, the Singapore Subsidiary, the Beijing Subsidiary, and each Person (other than a natural person) that is, directly or indirectly, Controlled by any of the foregoing, and the “Group Company” means any of the Group Companies. “Group” refers to all of Group Companies collectively.
“Holder”	has the meaning set out in Section 11.2(d) hereof.
“Hong Kong”	means the Hong Kong Special Administrative Region of the People’s Republic of China.
“IFRS”	means the International Financial Reporting Standards approved by the Taiwan Financial Supervisory Commission.
“Indemnifying Parties”	has the meaning set out in Section 6 hereof.
“Independent Director”	means an independent, non-executive director on the Board.

“Information Rights”	has the meaning set out in Section 2.1(e) hereof.
“Initiating Holders”	has the meaning set out in Section 11.2(k) hereof.
“Inspection Rights”	has the meaning set out in Section 2.2 hereof.
“Interested Director”	has the meaning set out in Section 8.1 hereof.
“Knowledge”	means, with respect to a Person’s “Knowledge”, the actual knowledge of such Person and that knowledge which should have been acquired by such Person after making such due inquiry and exercising such due diligence as a prudent business Person would have made or exercised in the management of his or her business affairs, including due inquiry of those officers, directors, key employees and professional advisers (including attorneys, accountants and consultants) of the Person and its Affiliates.
“Liquidating Transaction”	has the meaning set out in Section 10.7(a) hereof.
“Losses”	means all direct or indirect losses, liabilities, damages, deficiencies, diminution in value, suits, debts, obligations, interest, penalties, expenses, judgments or settlements of any nature or kind, including all costs and expenses related thereto, including reasonable attorneys’ fees and disbursements, court costs, amounts paid in settlement and expenses of investigation, whether at law or in equity, whether known or unknown, foreseen or unforeseen, of any kind or nature.
“Mainland China”	means the mainland of the People’s Republic of China, excluding for these purposes, Hong Kong, the Macau Special Administrative Region of the People’s Republic of China and Taiwan.
“Majority Preferred Shareholders”	means the holders holding no less than the majority of the then issued and outstanding Preferred Shares.
“Management Report”	has the meaning set out in Section 2.1(a) hereof.
“MB”	means Mercedes-Benz AG, a stock corporation (Aktiengesellschaft) incorporated in Germany with its registered address at Mercedesstrasse 120, 70372 Stuttgart, Germany.
“MB Common Development Agreement”	means the Common Development Agreement in respect of solid state batteries for electric and hybrid vehicles, dated January 26, 2022, by and between MB and the Taiwan Subsidiary.
“MB Director”	has the meaning set out in Section 9.1(a)(v) hereof.
“MB Identified OEMs”	means Volkswagen AG, Bayerische Motoren Werke AG, Toyota Motor Corporation Group, Tesla, Inc. and Faraday Future Intelligent Electric Inc and their respective Subsidiaries.

“MB Material Breach”	means a material breach by MB (or its successor or permitted assignee or transferee) of any of its agreements, obligations and conditions in this Agreement, the Restated Memorandum and Articles, the MB Common Development Agreement or the MB Series E+ Purchase Agreement and, if the breach is capable of remedy, it has not been remedied within a period of ninety (90) days after the relevant counterparty to any such agreement has given notice to MB (or its successor or permitted assignee or transferee) specifying the breach and the steps required to remedy it.
“MB Series E+ Closing”	means the closing of the subscription and purchase of Series E+ Shares by MB in accordance with the MB Series E+ Purchase Agreement.
“MB Series E+ Purchase Agreement”	has the meaning set forth in the recitals.
“MB Transaction Agreements”	means this Agreement, the Restated Memorandum and Articles, the MB Common Development Agreement, the MB Series E+ Purchase Agreement and other transaction documents with respect to transactions contemplated in the MB Series E+ Purchase Agreement.
“Measuring Date”	has the meaning set out in Section 4.2(c)(i) hereof.
“Ming Yu”	means Ming Yu Innovation, Co., Ltd. (明瑜創新股份有限公司), a company limited by shares incorporated and validly existing under the laws of Taiwan, with its registered address at No.6-1, Ziqiang 7th Rd., Zhongli Dist., Taoyuan City 320, Taiwan.
“New Epoch Director”	has the meaning set out in Section 9.1(a)(iv) hereof.
“New Horizon I”	means New Horizon I Holding Company Limited, a limited liability company incorporated and validly existing under the laws of the British Virgin Islands, with its registered office at OMC Chambers, Wickhams Cay 1, Road Town, Tortola, the British Virgin Islands.
“New Horizon I Director”	has the meaning set out in Section 9.1(a)(iii) hereof.
“New Horizon II”	means New Horizon II Holding Company Limited, a limited liability company incorporated and validly existing under the laws of the British Virgin Islands, with its registered office at OMC Chambers, Wickhams Cay 1, Road Town, Tortola, the British Virgin Islands.
“New Securities”	has the meaning set out in Section 3.3 hereof.
“NingBo SBCVC”	means Ningbo Meishan Bonded Port Area Yuepu Investment Limited Partnership ( 宁波梅山保税港区悦璞投资合伙企业（ 有限合伙）), a limited partnership formed and validly existing under the laws of the People’s Republic of China, with its registered address at Room 1322, Building 11, Business Center Meishan Ave., Beilun District, Ningbo City, Zhejiang Province, the People’s Republic of China.

“Non-Selling Shareholders”	has the meaning set out in Section 4.2(a) hereof.
“NT$”	means the lawful currency of Taiwan.
“Observers”	has the meaning set out in Section 9.1(c) hereof.
“OEMs”	has the meaning set out in Section 3.3(f) hereof.
“OEM Issuance Notice”	has the meaning set out in Section 3.6(a) hereof.
“OEM New Securities”	has the meaning set out in Section 3.6(a) hereof.
“OEM Purchase Securities”	has the meaning set out in Section 3.6(a) hereof.
“OEM Purchaser”	has the meaning set out in Section 3.6(a) hereof.
“OEM Transfer Notice”	has the meaning set out in Section 4.8(a) hereof.
“OEM Transfer Securities”	has the meaning set out in Section 4.8(a) hereof.
“Offered Shares”	has the meaning set out in Section 4.2(a) hereof.
“Ordinary Resolution”	has the meaning set out in the Restated Memorandum and Articles.
“Ordinary Shares”	means the ordinary shares in the share capital of the Company, par value of US$0.0001 per share.
“Ordinary Shareholder”	has the meaning set out in the preamble.
“Other Preference Amount”	has the meaning set out in Section 10.7(a)(ii) hereof.
“Overallotment Notice”	has the meaning set out in Section 4.2(c)(ii) hereof.
“Participating Non-Selling Shareholder”	has the meaning set out in Section 4.2(c)(i) hereof.

“Participating Holders Overallotment Notice”	has the meaning set out in Section 4.2(c)(ii) hereof.
“Participation Rights Holder”	has the meaning set out in Section 3.1 hereof.
“Person”	means any individual, corporation, partnership, limited partnership, proprietorship, association, limited liability company, firm, trust, estate or other enterprise or entity.
“Preference Amount”	has the meaning set out in Section 10.7(a)(ii) hereof.
“Preferred Shares”	means, collectively, the Series A Shares, the Series B Shares, the Series C Shares, the Series D Shares, the Series E Shares and the Series E+ Shares.
“Preferred Shareholder(s)”	means each a holder, or together, the holders of the Preferred Shares.
“Preferred Shareholder Directors”	has the meaning set out in Section 9.1(a)(v) hereof.
“Primavera”	means Carna Investments Holding Limited, a limited liability company incorporated under the laws of the British Virgin Islands.
“Principal Business”	means the solid state battery, lithium ceramic battery and lithium battery business of the Group Companies, and/or any other core business of the Group Companies as approved by the Board in accordance with Section 8.1.
“Prior Shareholders’ Agreement”	has the meaning set out in the recitals.
“Prohibited Transfer”	has the meaning set out in Section 4.5(a) hereof.
“Proposed Buyer”	has the meaning set out in Section 5.1 hereof.
“Pro Rata Share”	has the meaning set out in Section 3.2 hereof.
“PSD Majority”	means at least two thirds (2/3) of the Preferred Shareholder Directors then appointed.

“QPO”	means (A) a firm commitment underwritten public offering of all or some of the Ordinary Shares that is effected pursuant to (a) a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission under the Securities Act, as a result of which Ordinary Shares, or stocks representing Ordinary Shares, shall become tradable on one or more internationally recognized stock exchanges (including NASDAQ and the New York Stock Exchange) (other than either a public offering pursuant to an employee benefit plan or an offering pursuant to Rule 145 under the Securities Act), or (b) securities laws and rules of exchanges in a jurisdiction other than the United States, as a result of which Ordinary Shares, or stocks representing Ordinary Shares, shall become tradable on one or more internationally recognized stock exchanges (including NASDAQ, the New York Stock Exchange, the Hong Kong Exchanges and Clearing, Shanghai Stock Exchange, and Shenzhen Stock Exchange), or (B) any equivalent transaction resulting in such offering as set forth in sub-clause (A), including any De-SPAC Transaction, in each case of (A) and (B), which results in an implied valuation of the Company immediately before the completion of such offering of no less than the higher of (i) US$3.8 billion and (ii) an amount per Series E+ Share that reflects a compounded annualized return of 12% on the Series E+ Issue Price, in each case, as adjusted for share splits or combinations, share dividends or distributions, recapitalizations and similar events and taking into account any dividends and other distributions made in respect of each such Series E+ Share.
“register”, “registered”, and “registration”	has the meaning set out in Section 11.2(a) hereof.
“Registrable Securities”	has the meaning set out in Section 11.2(b) hereof.
“Registrable Securities Then Outstanding”	has the meaning set out in Section 11.2(c) hereof.
“Registration Expenses”	has the meaning set out in Section 11.2(g) hereof.
“Remaining Offered Shares”	has the meaning set out in Section 4.2(c)(i) hereof.
“Requested Notice”	has the meaning set out in Section 11.2(j) hereof.
“Restated Memorandum and Articles”	means the Tenth Amended and Restated Memorandum and Articles of Association of the Company (adopted by a special resolution passed on [●], 2023 and effective on [●], 2023).
“Restricted Ming Yu Ordinary Shares”	means the Ordinary Shares held by New Zone Corporation, having the rights and restrictions set forth in Article 7.4 of the Restated Memorandum and Articles.
“Right of Participation”	has the meaning set out in Section 3.1 hereof.
“Right Participants”	has the meaning set out in Section 3.4(b) hereof.

“Sale Agreement”	has the meaning set out in Section 5.2 hereof.
“SBCVC Directors”	has the meaning set out in Section 9.1(a)(ii) hereof.
“SBCVC Fund IV”	means SBCVC FUND IV, L.P. (acting through its general partner SBCVC Management IV, L.P. who is in turn acting through its general partner SBCVC Limited), a partnership duly formed and registered as an exempted limited partnership under the laws of the Cayman Islands and being both a Series A Shareholder and Series B Shareholder in the Company.
“SEC”	has the meaning set out in Section 11.2(f) hereof.
“Selling Expenses”	has the meaning set out in Section 11.2(h) hereof.
“Selling Holder Indemnitees”	has the meaning set out in Section 11.2(l) hereof.
“Second Participation Notice”	has the meaning set out in Section 3.4(b) hereof.
“Second Participation Period”	has the meaning set out in Section 3.4(b) hereof.
“Securities Act”	means the U.S. Securities Act of 1933, as amended and interpreted from time to time.
“Selling Shareholder”	has the meaning set out in Section 4.2(a) hereof.
“Series A Issue Price”	has the same meaning as defined in the Restated Memorandum and Articles.
“Series A Shares”	means series A convertible and redeemable preferred shares with a par value of US$0.0001 each in the share capital of the Company, having the rights, privileges, powers and authorities set forth in the Restated Memorandum and Articles.
“Series A Shareholder(s)”	has the meaning set out in the preamble.
“Series B Issue Price”	has the same meaning as defined in the Restated Memorandum and Articles.
“Series B Shares”	means series B convertible and redeemable preferred shares with a par value of US$0.0001 each in the Company, having the rights, privileges, powers and authorities set forth in the Restated Memorandum and Articles.
“Series B Shareholder(s)”	has the meaning set out in the preamble.

“Series C Issue Price”	has the same meaning as defined in the Restated Memorandum and Articles.
“Series C Shares”	means series C convertible and redeemable preferred shares with a par value of US$0.0001 each in the Company, having the rights, privileges, powers and authorities set forth in the Restated Memorandum and Articles.
“Series C Shareholder(s)”	has the meaning set out in the preamble.
“Series D Issue Price”	has the same meaning as defined in the Restated Memorandum and Articles.
“Series D Shares”	means series D convertible and redeemable preferred shares with a par value of US$0.0001 each in the Company, having the rights, privileges, powers and authorities set forth in the Restated Memorandum and Articles.
“Series D Shareholder(s)”	has the meaning set out in the preamble.
“Series E Issue Price”	has the same meaning as defined in the Restated Memorandum and Articles.
“Series E Shares”	means series E convertible and redeemable preferred shares with a par value of US$0.0001 each in the Company, having the rights, privileges, powers and authorities set forth in the Restated Memorandum and Articles.
“Series E Shareholder(s)”	has the meaning set out in the preamble.
“Series E+ Closing”	means the date of the last closing of the subscription and purchase of Series E+ Shares under the Series E+ Purchase Agreements prior to the date of this Agreement; and reference to “relevant Series E+ Closing” means the closing of the relevant subscription and purchase of Series E+ Shares, as the context may require.
“Series E+ Issue Price”	has the same meaning as defined in the Restated Memorandum and Articles.
“Series E+ New Investor”	means each Person that executes a share purchase agreement to subscribe for and purchase Series E+ Shares from the Company and executes a deed of adherence substantially in the form attached hereto as Exhibit D, and thereby becomes a “Series E+ Shareholder” hereunder (and Schedule B-6 shall be deemed amended, and may be amended from time to time, to include each such Person); and “Series E+ New Investors” shall mean all of them, as the context may require.

“Series E+ Preference Amount”	has the meaning set out in Section 10.7(a)(i) hereof.
“Series E+ Purchase Agreement”	means each share purchase agreement in respect of the subscription and purchase of Series E+ Shares by a Series E+ Shareholder, including the MB Series E+ Purchase Agreement, and “Series E+ Purchase Agreements” shall mean all of them, as the context may require.
“Series E+ Shares”	means series E+ convertible and redeemable preferred shares with a par value of US$0.0001 each in the Company, having the rights, privileges, powers and authorities set forth in the Restated Memorandum and Articles.
“Series E+ Shareholders”	has the meaning set out in the preamble.
“Share(s)”	means the Ordinary Shares and the Preferred Shares.
“Shareholder(s)”	means the Ordinary Shareholders and the Preferred Shareholders.
“Single Largest OEM”	has the meaning set out in Section 3.6(a) hereof.
“Special Resolution”	has the meaning set out in the Restated Memorandum and Articles.
“Subsidiary”	means, with respect to any given Person, any other Person that is Controlled directly or indirectly by such given Person.
“Subsidiary Constitutional Documents”	has the meaning set out in Section 9.3 hereof.
“Tax”	means any national, provincial or local income, sales and use, excise, franchise, real and personal property, gross receipt, capital stock, production, business and occupation, disability, employment, payroll, severance or withholding tax or any other type of tax, levy, assessment, custom duty or charge imposed by any Governmental Authority, any interest and penalties (civil or criminal) related thereto or to the nonpayment thereof, and any loss or tax liability incurred in connection with the determination, settlement or litigation of any liability arising therefrom.
“Top Up Notice”	has the meaning set out in Section 3.6(c) hereof.
“Top Up Notice Period”	has the meaning set out in Section 3.6(c) hereof.
“Top Up Right”	means MB’s right to purchase Top Up Securities under Section 3.6, MB’s right of first refusal under Section 4.2(c) in respect of Ordinary Shares, and MB’s right of first refusal under Section 4.8 in respect of Preferred Shares, as the context may require.

“Top Up Securities”	has the meaning set out in Section 3.6(b) hereof.
“Transfer”	means transfer, sale, assignment, hypothecation, encumbrance, mortgage, pledge, gift, or other disposition, whether voluntary or involuntary (including pursuant to divorce, legal separation, bankruptcy or other proceedings, or death), or by operation of law, of any or all of the equity interest(s) of the Person(s) specified.
“Transfer Notice”	has the meaning set out in Section 4.2(a) hereof.
“Transaction Agreements”	means, in respect of each Preferred Shareholder, that certain share purchase agreement (which for a Series E+ Shareholder means its Series E+ Purchase Agreement) and other transaction documents with respect to the transactions contemplated therein, including this Agreement and the Restated Memorandum and Articles, and, in respect of all Preferred Shareholders, all such agreements and transaction documents, in each case, as the context may require.
“United States”	means the United States of America.
“US$”	means the lawful currency of the United States.
“Unpurchased Offered Shares”	has the meaning set out in Section 4.2(c)(ii) hereof.
“Unrestricted SKY MILLION Ordinary Shares”	means the 3,805,907 Ordinary Shares held by New Horizon II which are designated as Unrestricted SKY MILLION Ordinary Shares under the Restated Memorandum and Articles and are not subject to any share transfer restrictions pursuant to Section 4.11 hereto and have the rights provided for under this Agreement.
“Violation”	has the meaning set out in Section 11.2(m) hereof.
“Warrants”	means collectively the warrants granted by the Company, including the warrant dated September 30, 2014 (as amended by a Deed of Addendum dated November 8, 2016) issued by the Company to New Zone, the warrant dated November 8, 2016 issued by the Company to New Zone, the warrant dated December 23, 2020 issued by the Company to SBCVC Fund IV, and the warrants granted to MB in accordance with the MB Series E+ Purchase Agreement, and “Warrant” means any of the Warrants.
“Warrant Shares”	means any Ordinary Shares, Series E Shares, Series E+ Shares or any series of preferred shares in the Company then in existence, as applicable, to be issued upon the full exercise of the Warrants.

1.2	Interpretations

Save where specifically required or indicated otherwise:

(a)	references to this Agreement include the recitals, schedules and exhibits and which form part of this Agreement for all purposes;

(b)

words importing one gender shall be treated as importing any gender, words importing individuals shall be treated as importing corporations and vice versa, words importing the singular shall be treated as importing the plural and vice versa, and words importing the whole shall be treated as including a reference to any part thereof;

(c)

references to the word “include” or “including” (or any similar term) are not to be construed as implying any limitation and general words introduced by the word “other” (or any similar term) shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things; and

(d)	headings are inserted for reference only and shall be ignored in construing this Agreement.

2.	INFORMATION RIGHTS; INSPECTION RIGHTS.

2.1	Information Rights.

The Company covenants and agrees that, commencing on the date of this Agreement, for so long as any Preferred Shares are issued and outstanding, the Company will deliver to each of the Preferred Shareholders:

(a)

audited annual consolidated financial statements and a management report regarding the business of each Group Company, including a comparison of financial results with corresponding annual, quarterly and monthly budgets (a “Management Report”), within one hundred and twenty (120) days after the end of each fiscal year, prepared in accordance with IFRS and audited by Deloitte & Touche, Taipei, Taiwan or another accounting firm to be engaged with the approval by the Board; provided that the Management Report in respect of the fiscal year ended December 31, 2021 shall be delivered by June 30, 2022;

(b)	unaudited quarterly consolidated financial statements and a Management Report, within thirty (30) days of the end of each quarter, prepared in accordance with IFRS;

(c)

unaudited monthly consolidated financial statements and a Management Report, within thirty (30) days of the end of each month which shall indicate variances from the annual budget of the Company with respect to key line items, prepared in accordance with IFRS;

(d)	an annual financial budget as approved by the Board in accordance with Section 8.1, within thirty (30) days prior to the end of each fiscal year; and

(e)	copies of all documents and such other information as such Preferred Shareholder shall reasonably request (the above rights, collectively, the “Information Rights”).

All financial statements to be provided to the Preferred Shareholders pursuant to this Section 2.1 shall include an income statement, a balance sheet and a cash flow statement for the relevant period as well as for the fiscal year to-date and shall be prepared in conformity with IFRS.

2.2	Inspection Rights.

(a)

Subject to Section 2.2(b), each of the Group Companies further covenants and agrees that, commencing on the date of this Agreement, for so long as a Preferred Shareholder holds such number of Preferred Shares equal to at least fifty percent (50%) of the total number of Preferred Shares that it acquired from the Company, such Preferred Shareholder and its authorized representatives shall have the right to (a) inspect facilities, records and books of any Group Company at any time during regular working hours, (b) discuss the business, operations and conditions of any Group Company with their respective directors, officers, employees, accountants, legal counsel and investment bankers, and (c) give advice and recommendation regarding the business, operations and conditions of any Group Company to the management of such Group Company (collectively, the “Inspection Rights”).

(b)

Each Group Company shall provide and shall procure that its Subsidiaries to provide to the foregoing Preferred Shareholders and their authorized representatives other information and access as may be reasonably requested, and taking into account such Group Company’s desire to protect the Group’s technology, personnel, strategy and development and other confidential or proprietary information or materials. Subject to the foregoing, the Group Companies shall provide all reasonable support in order to efficiently assist such inspection efforts. Each foregoing Preferred Shareholder shall have the right to compel an audit of any Group Company at any time by an accounting firm at the cost of such Preferred Shareholder which has requested such audit. Each foregoing Preferred Shareholders and their authorized representatives shall keep the foregoing documents, records, books and information in strict confidence and Section 7 shall apply, mutatis mutandis.

2.3	Termination.

The provisions under this Section 2 shall terminate upon the closing of a QPO or an Approved Listing.

3.	PARTICIPATION.

3.1	General.

Any of the Preferred Shareholders and the Persons to which rights under this Section 3 have been duly assigned in accordance with this Agreement (each of such Preferred Shareholders and their respective assignees is hereinafter referred to as a “Participation Rights Holder”) shall have the pre-emptive right to purchase such number of New Securities that the Company may from time to time issue after the Series E+ Closing pursuant to this Section 3 (the “Right of Participation”).

3.2	Pro Rata Share.

A Participation Rights Holder’s “Pro Rata Share” for the purposes of the Right of Participation is the ratio of (a) the number of Ordinary Shares (calculated on an as-converted basis) held by such Participation Rights Holder, to (b) the total number of Ordinary Shares (calculated on an as-converted basis) then issued and outstanding immediately prior to the issuance of New Securities giving rise to the Right of Participation.

3.3	New Securities.

“New Securities” shall mean any securities of the Company issued after the Series E+ Closing, whether now authorized or not, and rights, options or warrants to purchase Equity Securities of any type whatsoever that are, or may become, exercisable for or convertible or exchangeable into securities of the Company, provided, however, that the term “New Securities” shall not include (and such exclusions shall be the “Carveout Securities”):

(a)	any of the Warrant Shares to be issued upon exercise of any of the Warrants;

(b)	any Conversion Shares to be issued upon conversion of any of the Preferred Shares;

(c)	any Ordinary Shares to be issued under the ESOP;

(d)	any securities to be issued in a QPO or an Approved Listing;

(e)

any securities to be issued in connection with any share splits or combinations, share dividends or distributions (including those issued in satisfaction of any accruing dividend or distribution on the Preferred Shares), recapitalizations or similar events for which proportional adjustments are made; and

(f)

any Equity Security to be issued to original automotive equipment manufacturers or other strategic investors in the automotive industry or businesses in the EV supply chain (“OEMs”), as then determined by a Board Supermajority, including the affirmative vote of, or the prior written consent of, the PSD Majority; provided that, prior to 31 December 2024, MB’s prior written consent shall be required for any such issuance of Equity Securities to MB Identified OEMs. MB’s foregoing consent right shall terminate immediately upon a MB Material Breach.

3.4	Procedures.

(a)

First Participation Notice. In the event that the Company proposes to undertake an issuance of New Securities (in a single transaction or a series of related transactions), it shall give to each Participation Rights Holder written notice of its intention to issue New Securities (the “First Participation Notice”), describing the number and type of New Securities, the price and the general terms upon which the Company proposes to issue such New Securities. Each Participation Rights Holder shall have ten (10) Business Days from the date of receipt of any such First Participation Notice (the “First Participation Period”) to agree in writing to purchase all or a part of such Participation Rights Holder’s Pro Rata Share of such New Securities at the price and upon the terms and conditions specified in the First Participation Notice, by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such Participation Rights Holder’s Pro Rata Share of such New Securities). If any Participation Rights Holder fails to so agree in writing within such First Participation Period, then such Participation Rights Holder’s Right of Participation shall be forfeited.

(b)

Second Participation Notice; Oversubscription. If any Participation Rights Holder fails or declines to fully exercise its Right of Participation in accordance with Section 3.4(a) above, the Company shall promptly (but no later than three (3) Business Days after the expiration of the First Participation Period) give a written notice (the “Second Participation Notice”) to each of the Participation Rights Holders who exercised their respective Right of Participation to purchase all of their respective Pro Rata Share of the New Securities (the “Right Participants”) in accordance with Section 3.4(a) above. Each Right Participant shall have fifteen (15) Business Days from the date of receipt of the Second Participation Notice (the “Second Participation Period”) to notify the Company of its desire to purchase more than its Pro Rata Share of the New Securities, stating the number of the additional New Securities it proposes to buy (the “Additional Number”). Any Right Participant who fails to satisfy the conditions in this Section 3.4(b) within the Second Participation Period will forfeit the right to purchase the Additional Number. If, as a result thereof, such oversubscription exceeds the total number of the remaining New Securities available for purchase, each oversubscribing Right Participant will be cut back by the Company with respect to its oversubscription to that number of remaining New Securities equal to the lesser of (A) the Additional Number and (B) the product obtained by multiplying (i) the number of the remaining New Securities available for subscription by (ii) a fraction, the numerator of which is the number of Ordinary Shares (calculated on an as-converted basis) held by such oversubscribing Right Participant and the denominator of which is the total number of Ordinary Shares (calculated on an as-converted basis) held by all the oversubscribing Right Participants. Each Right Participant shall be obligated to buy such number of New Securities as determined by the Company pursuant to this Section 3.4 and the Company shall so notify the Right Participants within ten (10) Business Days following the expiration of the Second Participation Period.

3.5	Failure to Exercise.

To the extent that not all New Securities have been subscribed for by the Participation Rights Holders under the Right of Participation set out in Section 3.4(a) and Section 3.4(b), the Company shall have a ninety (90) day period during which to sell the New Securities described in the First Participation Notice that have not been subscribed by the Participation Rights Holders pursuant to Section 3.4 at the same or higher price and upon non-price terms not more favorable to the purchasers than those specified in the First Participation Notice, such ninety (90) day period to commence (a) upon the expiration of the First Participation Period if no Participation Rights Holder agrees to subscribe for any New Securities, (b) upon the expiration of the Second Participation Rights Period if no Participation Rights Holder agrees to subscribe for any additional New Securities, and (c) if the Company delivers a notice to Rights Participants for their respective Additional Number under the last sentence of Section 3.4(b), the date of such notice. In the event that the Company has not issued and sold such New Securities within such ninety (90) day period, the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Participation Rights Holders pursuant to this Section 3.

3.6	MB’s Top Up Right.

(a)

Without prejudice to any right of MB as a Participation Rights Holder set forth in this Section 3, in the event that the Company proposes to issue any Shares (including pursuant to the exercise of options or warrants or other rights granted by the Company) to an OEM such that, upon completion of the purchase of such Shares, the OEM would become the Single Largest OEM (assuming for the purposes of this determination that no other OEM, including MB, were to purchase any such Shares) (each, an “OEM Purchaser”), the Company shall give MB written notice of its intention to make such issuance (the “OEM Issuance Notice”), naming the OEM Purchaser and describing the number and type of Shares (such type of Shares being the “OEM New Security”; such number being the “OEM Purchase Securities”), the price per OEM New Security and the general terms upon which the Company proposes to issue the OEM Purchase Securities (including any timing).

“Single Largest OEM” means (at the relevant time of determination and subject to the relevant parameters for determination set out herein) an OEM that holds the greatest number of Deemed Owned Shares as compared with the Deemed Owned Shares of all other Shareholders that are OEMs (including MB); provided that two (2) or more OEMs holding the same and greatest number of Deemed Owned Shares may each be the “Single Largest OEM”.

MB is the “Equal Largest OEM” (and also a Single Largest OEM) when MB holds (at the relevant time of determination and subject to the relevant parameters for determination set out herein) the same number of Deemed Owned Shares as the Single Largest OEM.

“Deemed Owned Shares” means the total number of Ordinary Shares into which the Shares (but, for the avoidance of doubt, not options or warrants or other rights granted by the Company) held by an OEM and/or its Affiliates would convert (as applicable) at the relevant time in accordance with the terms and conditions of the Restated Memorandum and Articles; and, in determining whether an OEM Purchaser or an OEM transferee under Section 4.2 or Section 4.8 is or would be the Single Largest OEM, “Deemed Owned Shares” in connection with a transaction triggering the Top Up Right, shall take into account the Shares to be purchased by such OEM Purchaser or such OEM transferee in such transaction; and, in determining whether MB is or would be the Equal Largest OEM (i) upon exercise of the Top Up Right under this Section 3.6 or Section 4.2, shall take into account the Top Up Securities or the Offered Shares that MB has a right to purchase under Section 4.2 and, in each case, the Exercisable Warrant Shares in connection with such Top Up Right, or (ii) vis-à-vis the OEM transferee under Section 4.8 upon the completion of a Transfer of OEM Transfer Securities to such OEM transferee, shall take into account the Exercisable Warrant Shares.

(b)	MB shall be entitled to subscribe for such number of OEM New Securities such that MB would become the Equal Largest OEM, determined as follows:

X = A - B

where:

X is the number of OEM New Securities for which MB is entitled to subscribe (the “Top Up Securities”), as determined by “un-converting” the number of Ordinary Shares derived from the sum of A minus B;

A is the number of Deemed Owned Shares of the Single Largest OEM upon completion of the issuance and sale of the OEM New Securities; and

B is the number of Ordinary Shares into which the sum of (i) all Shares held by MB, (ii) all Shares held by any of MB’s Affiliates plus (iii) all Exercisable Warrant Shares, in each case, would convert (as applicable) at the time of issuance of the OEM New Securities in accordance with the terms and conditions of the Restated Memorandum and Articles.

“Exercisable Warrant Shares” means the number of Warrant Shares issuable under (i) all Warrants held by MB and (ii) all Warrants held by MB’s Affiliates, in each case, that are exercisable at the time of issuance of the OEM New Securities or the time of Transfer of the Offered Shares that MB has a right to purchase under Section 4.2 or the OEM Transfer Securities that MB has a right to purchase under Section 4.8.

(c)

Subject to MB’s exercise of the relevant Warrants for all (but not less than all) of the Exercisable Warrant Shares, MB may exercise the Top Up Right as to all (but not less than all) of the Top Up Securities at the same price per OEM New Security to be paid by, and on the same terms and conditions applicable to, the OEM Purchaser for the OEM Purchase Securities under the relevant agreements and other documentation, by delivering a written notice to the Company (the “Top Up Notice”) within fifteen (15) Business Days after the date of the OEM Issuance Notice (the “Top Up Notice Period”), in which Top Up Notice MB shall confirm its intent to purchase the Top Up Securities. Subject to Section 4.9, the Company and MB shall complete the issuance and sale to MB of the Top Up Securities and the Exercisable Warrant Shares within fifteen (15) Business Days after receipt of the Top Up Notice (or such longer period as the Company and MB may agree, taking into account time periods under the Warrants relating to the Exercisable Warrant Shares and the terms of the relevant agreement, option or warrant between the Company and the OEM Purchaser relating to the OEM Purchase Securities). MB shall execute and deliver such agreements or instruments as are reasonably necessary for the issuance and sale of the Top Up Securities to MB.

(d)

In respect of an OEM Purchaser under a particular OEM Issuance Notice, if under the formula in Section 3.6(b) “X” is calculated as zero (0) or a negative number, then MB shall not have a Top Up Right and shall not be entitled to subscribe for any Top Up Securities in relation to that particular OEM Issuance Notice.

(e)	In that event that MB does not exercise the Top Up Right in accordance with this Section 3.6 in relation to an OEM Purchaser in respect of an OEM Issuance Notice, then:

(i) that OEM Purchaser shall be deemed not to be an OEM for purposes of the Top Up Right, provided that the Company consummates the issuance and sale of the OEM Purchase Securities to the OEM Purchaser in accordance with clause (ii) below; and

(ii) the Company shall have a period of sixty (60) days after the expiration of the Top Up Notice Period during which to sell the OEM Purchase Securities to the OEM Purchaser on the terms and conditions (including the purchase price) specified in the OEM Issuance Notice. In the event that the Company does not consummate the issuance and sale of the OEM Purchase Securities within such sixty (60) day period, the Top Up Right hereunder shall continue to be applicable to any subsequent issuance and sale of Shares to an OEM (including that OEM Purchaser).

(f)	The Top Up Right shall terminate immediately upon the occurrence of the earliest to occur of the following:

(i)	at such time as:

(1)

MB and/or any of its Affiliates sells or otherwise transfers such number of Shares and Warrants representing Warrant Shares equal to or greater than 787,316 Series E+ Shares in any single or series of related transfers, or

(2)

MB and/or its Affiliates sells or otherwise transfers such number of Shares and Warrants representing Warrant Shares equal to or greater than 1,968,290 Series E+ Shares in the aggregate, calculated by adding together all such transfers made commencing from the MB Series E+ Closing, in each case, as adjusted for share splits or combinations, share dividends or distributions, recapitalizations and similar events; provided, that any transfer by MB of its Shares or Warrants to any of its Affiliates shall not be taken into account in the determination of such number of Shares and Warrants representing Warrant Shares, except in the case of any Affiliate (to which Shares or Warrants have been transferred) that ceases to be an Affiliate of MB; or

(ii)	a MB Material Breach.

3.7	Termination.

The provisions under this Section 3 shall terminate upon the closing of a QPO or an Approved Listing.

4.	TRANSFER RESTRICTIONS.

4.1	Restriction on Sale.

Each of the holders of Ordinary Shares agrees from the date hereof to the closing of a QPO or an Approved Listing, not to Transfer, directly or indirectly, any Ordinary Shares except in compliance with this Section 4 and all Applicable Laws and with the approval of the Board of Directors and prior written consent of the Majority Preferred Shareholders, provided however that a holder of Ordinary Shares is entitled to Transfer the Ordinary Shares held by it to its Affiliate where sufficient information concerning the said Affiliate of the Selling Shareholder as the Board of Directors deem necessary has been delivered to the Board of Directors. Each of the holders of Ordinary Shares shall cause its Affiliates to abide by this Section 4 and procure that the restrictions set forth in this Section 4 shall not be avoided by the direct or indirect Transfer of any Equity Securities in any of them or of any other Person having Control over any of them.

4.2	Right of First Refusal.

(a)

Transfer Notice. Subject to Section 4.11 and the restrictions set forth in Section 4.1 above, if (i) any of the holders of Ordinary Shares (each a “Selling Shareholder”) proposes to Transfer, directly or indirectly, any Ordinary Shares it then owns to one or more third parties or (ii) at any time any Ordinary Shares held by a Selling Shareholder are transferred involuntarily, then such Selling Shareholder shall give the Company and each of the Preferred Shareholders (collectively, the “Non-Selling Shareholders”; for the avoidance of ambiguity, if a Selling Shareholder also owns Preferred Shares in the Company at such time as it proposes to sell its Ordinary Shares, it shall not be counted as a Non-Selling Shareholder who shall be entitled to the right of first refusal and co-sale set forth in this Section 4) a written notice of such Selling Shareholder’s intention to make such Transfer (the “Transfer Notice”), which Transfer Notice shall include (A) a description of the Ordinary Shares to be transferred, including the number of such Ordinary Shares (the “Offered Shares”), (B) the identity of the prospective transferee(s) and (C) the consideration and the material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall certify that such Selling Shareholder has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to, or other documentation setting out the terms of, the proposed Transfer.

(b)	The Company’s Right of Refusal.

(i)

Subject to Section 4.2(b)(ii), the restriction(s) set forth in this Agreement or under the Applicable Law, the Company shall have the right, exercisable upon written notice to the Selling Shareholder and each Non-Selling Shareholder, within thirty (30) days after receipt of the Transfer Notice (the “Company First Refusal Period”), to elect to repurchase all or any part of the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. If the Company elects to repurchase all of the Offered Shares, then the Company shall effect the purchase of the Offered Shares by no later than the later to occur of (i) thirty (30) Business Days after delivery by the Company of the written notice contemplated above and (ii) the closing date (if any) contemplated in the Transfer Notice. If the Company elects to repurchase a part (but not all) of the Offered Shares, then the Company shall effect the purchase of the Offered Shares in accordance with Section 4.2(c)(v) at the same time as the Participating Non-Selling Shareholders.

(ii)

If the Selling Shareholder is the Founder or New Zone, the Company shall not have the right of refusal on the Offered Shares as set out in Section 4.2(b)(i), and such Offered Shares shall be subject only to the Non-Selling Shareholders’ right of refusal as set out in Section 4.2(c).

(c)	Non-Selling Shareholders’ Right of Refusal.

(i)

If and to the extent that any Offered Shares (the “Remaining Offered Shares”) shall have not been repurchased pursuant to Section 4.2(b)(i), or in the case of Offered Shares of the Founder or New Zone such Offered Shares are not subject to the Company’s right of refusal in Section 4.2(b)(i), each Non-Selling Shareholder shall have an option for a period of thirty (30) Business Days following the expiration of the Company First Refusal Period or after the date of the Transfer Notice, as the case may be, to elect to purchase its respective pro rata share of the Remaining Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. Each Non-Selling Shareholder may exercise such purchase option and purchase all or any portion of his, her or its pro rata share of the Remaining Offered Shares (a “Participating Non-Selling Shareholder”), by notifying the Selling Shareholder and the Company in writing, before expiration of such thirty (30) Business Day period as to the number of such shares that it wishes to purchase (the “Participating Non-Selling Shareholder Notice”). Each Non-Selling Shareholder’s pro rata share of the Remaining Offered Shares shall be a fraction of the Remaining Offered Shares, the numerator of which shall be the number of the Ordinary Shares (calculated based on an as-converted basis) owned by such Non-Selling Shareholder on the date of the Transfer Notice (such date being the “Measuring Date”) and denominator of which shall be the total number of the Ordinary Shares (calculated based on an as-converted basis) held by all Non-Selling Shareholders on the Measuring Date.

(ii)

In the event any Non-Selling Shareholder elects not to purchase any or all of its pro rata share of the Remaining Offered Shares available pursuant to its option under Section 4.2(c)(i) within the thirty (30) Business Day time period set forth therein, then the Selling Shareholder shall promptly, but in any event within two (2) Business Days after the expiration of such time period, give a written notice (the “Overallotment Notice”) to each Participating Non-Selling Shareholder that has elected to purchase all of its pro rata share of the Remaining Offered Shares (each a “Fully Participating Non-Selling Shareholder”), which notice shall set forth the number of the Remaining Offered Shares not purchased by the other Non-Selling Shareholders (the “Unpurchased Offered Shares”), and shall offer the Fully Participating Non-Selling Shareholders the right to acquire the Unpurchased Offered Shares. Each Fully Participating Non-Selling Shareholder shall have fifteen (15) Business Days after the date of the Overallotment Notice to deliver a written notice to the Selling Shareholder (the “Participating Holders Overallotment Notice”) of its election to purchase a number of the Unpurchased Offered Shares.

(iii)

Such right of re-allotment shall be subject to the following conditions: (A) each Fully Participating Non-Selling Shareholder shall first notify the Selling Shareholder of its desire to increase the number of the Remaining Offered Shares it agreed to purchase under Section 4.2(c)(i), stating the maximum number of the Unpurchased Offered Shares it proposes to buy (the “Additional Offered Shares”); (B) such notice may be made by telephone if confirmed in writing within two (2) Business Days thereafter; (C) if, as a result thereof, the total number of Additional Offered Shares the Fully Participating Non-Selling Shareholders propose to buy is equal to or less than the total number of the Unpurchased Offered Shares, then the Selling Shareholder shall allocate to each Fully Participating Non-Selling Shareholder its Additional Offered Shares. If, as a result thereof, the total number of Additional Offered Shares the Fully Participating Non-Selling Shareholders propose to buy exceeds the total number of the Unpurchased Offered Shares, then the Selling Shareholder shall allocate to each Fully Participating Non-Selling Shareholder the lesser of (x) its Additional Offered Shares and (y) its pro rata share of the Unpurchased Offered Shares. For the purposes of this Section 4.2(c)(iii), “pro rata share of the Unpurchased Offered Shares” means a fraction of the Unpurchased Offered Shares, the numerator of which shall be the number of the Ordinary Shares (calculated on an as-converted basis) held by such Fully Participating Non-Selling Shareholder on the Measuring Date and the denominator of which shall be the total number of the Ordinary Shares (calculated on an as-converted basis) held by all the Fully Participating Non-Selling Shareholders on the Measuring Date; (D) if less than all of the Unpurchased Offered Shares have been allocated according to paragraph (C) above, the unallocated Unpurchased Offered Shares shall be allocated to all Fully Participating Non-Selling Shareholders who desire to purchase more than their respective pro rata share of the Unpurchased Offered Shares so that, unless otherwise agreed among such Fully Participating Non-Selling Shareholders, each of such Fully Participating Non-Selling Shareholders will be allocated such additional number of Unpurchased Offered Shares equal to the product obtained by multiplying (a) the number of the unallocated Unpurchased Offered Shares by (b) a fraction, the numerator of which is the number of the Ordinary Shares (calculated on an as-converted basis) held by such Fully Participating Non-Selling Shareholder on the Measuring Date and the denominator of which is the total number of the Ordinary Shares (calculated on an as-converted basis) held by all the Fully Participating Non-Selling Shareholders on the Measuring Date; and (E) no allocation shall be made to a Fully Participating Non-Selling Shareholder of more than its Additional Offered Shares.

(iv)

If there are any remaining Unpurchased Offered Shares available for purchase after allocation in accordance with paragraph (D) of Section 4.2(c)(iii) above, then (A) to the extent that any of the prospective transferees identified in the Transfer Notice is an OEM and, after completion of the purchase of such Unpurchased Offered Shares, such OEM would become the Single Largest OEM, MB shall have the right to purchase all (but not less than all) of such number of the remaining Unpurchased Offered Shares (taking into account any Offered Shares that MB has the right and has agreed to purchase in accordance with this Section 4.2 and all (but not less than all) of Exercisable Warrant Shares) in order for MB together with its Affiliates to become the Equal Largest OEM with such OEM, and the Selling Shareholder shall have the right to allocate the balance of Unpurchased Offered Shares (after exercise of MB’s right under this Section 4.2) and sell any or all of such balance of Unpurchased Offered Shares to the prospective transferee(s) (including such OEM) identified in the Transfer Notice in accordance with Section 4.4, and (B) if none of the prospective transferees identified in the Transfer Notice is an OEM, the Selling Shareholder shall have the discretion to allocate and sell any or all of those remaining Unpurchased Offered Shares to the prospective transferee(s) identified in the Transfer Notice in accordance with Section 4.4. For the avoidance of doubt, the same principles of converting and un-converting for calculations and comparisons expressed in Section 3.6 shall apply mutatis mutandis to this Section 4.2.

(v)

The Participating Non-Selling Shareholders (including MB) shall effect the purchase of the Remaining Offered Shares (including the Unpurchased Offered Shares) with payment by check or wire transfer, against delivery of the Remaining Offered Shares (including the Unpurchased Offered Shares) to be purchased at a place agreed upon among the relevant parties and at the time of the scheduled closing therefor, which shall be no later than the later to occur of (A) sixty (60) days after the date of the Transfer Notice (or the Overallotment Notice, if applicable) given to the Non-Selling Shareholder of and (B) the closing date (if any) contemplated in the Transfer Notice. If applicable, MB shall simultaneously purchase all (but not less than all) of the Exercisable Warrant Shares from the Company.

(vi)

In that event that MB does not exercise its right of refusal under this Section 4.2(c) in respect of any prospective transferee identified in the Transfer Notice as an OEM, then that OEM transferee shall be deemed not to be an OEM for purposes of the Top Up Right, provided that the Offered Shares are sold in accordance with this Section 4.2(c).

(d)	Price of Involuntary Transfer.

In the event that the Transfer in question is by operation of law or another involuntary Transfer (including a Transfer due to death, incapacity, divorce, legal separation or bankruptcy), the price per share shall be the greater of (A) the original purchase price paid by Selling Shareholder for such Offered Shares (as adjusted for share splits or combinations, share dividends or distributions, recapitalizations and similar events) or (B) the fair market value of such Offered Shares, which shall be a price as determined by a Board Supermajority (including the affirmative votes of the PSD Majority) that will reflect the current value of the shares in terms of present earnings and future prospects of the Company, within ten (10) Business Days after receipt by the Company of the Transfer Notice. In the event that the Selling Shareholder or the Selling Shareholder’s executor, trustee in bankruptcy, guardian or similar in the case of incapacity (as the case may be) disagrees with such valuation as determined by the Board, the Selling Shareholder or the Selling Shareholder’s executor, trustee or guardian (as the case may be) shall be entitled to have the valuation determined by an independent appraiser to be agreed upon by the Company, the Non-Selling Shareholders and the Selling Shareholder or the Selling Shareholder’s executor, trustee or guardian (as the case may be) the fees of which appraiser shall be borne by the Selling Shareholder or the Selling Shareholder’s estate, trustee or guardian (as the case may be).

4.3	Right of Co-Sale.

(a)

Co-Sale Right. Subject to Section 4.11, each Non-Selling Shareholder who elects not to exercise its right of first refusal under Section 4.2 (a “Co-Sale Participant”) shall have the right to participate in such sale of Offered Shares on the same terms and conditions as specified in such Transfer Notice, as long as it delivers a notice to the Selling Shareholder in writing within fifteen (15) days after delivery of the Transfer Notice referred to in Section 4.2(a). Such Co-Sale Participant’s notice to the Selling Shareholder shall indicate the number of the Preferred Shares or the Conversion Shares that the Co-Sale Participant wishes to sell. To the extent that one or more of the Co-Sale Participants exercise such right of participation in accordance with the terms and conditions set forth below, the number of Offered Shares that the Selling Shareholder may sell shall be correspondingly reduced.

(b)

Co-Sale Pro Rata Portion. Each Co-Sale Participant may sell all or any part of that number of the Preferred Shares or the Conversion Shares (calculated on an as-converted basis) equal to the product obtained by multiplying (A) the aggregate number of Offered Shares covered by the Transfer Notice, by (B) a fraction, the numerator of which shall be the number of Ordinary Shares (calculated on an as-converted basis) held by such Co-Sale Participant on the Measuring Date and the denominator of which shall be the total number of Ordinary Shares (calculated on an as-converted basis) held by all Co-Sale Participants and the Selling Shareholder, calculated on the Measuring Date (referred to as the “Co-Sale Shares”).

(c)

Transferred Shares. Each Co-Sale Participant shall effect its participation in the Transfer by promptly delivering to the Selling Shareholder for Transfer to the prospective purchaser an instrument of transfer duly executed by such Co-Sale Participant and, if any, one or more certificates, properly endorsed for Transfer, which represent the number of the Co-Sale Shares which such Co-Sale Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Preferred Shares in lieu of Ordinary Shares, such Co-Sale Participant intending to sell Preferred Shares shall first convert such Preferred Shares into Ordinary Shares and deliver Ordinary Shares as provided in this Section 4.3(c). The Company agrees to make any such conversion concurrent with the actual Transfer of such shares to the prospective purchaser and contingent upon such Transfer.

(d)

Payment. The share certificate or certificates that the Co-Sale Participant delivers to such Selling Shareholder pursuant to Section 4.3(c) shall be transferred to the prospective purchaser in consummation of the Transfer of the Offered Shares pursuant to the terms and conditions specified in the Transfer Notice, and such Selling Shareholder shall concurrently therewith remit to such Co-Sale Participant that portion of the sale proceeds to which such Co-Sale Participant is entitled by reason of its participation in such Transfer. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase Co-Sale Shares from a Co-Sale Participant exercising its co-sale rights hereunder, such Selling Shareholder shall not transfer to such prospective purchaser or purchasers any Offered Shares unless and until, simultaneously with such Transfer, such Selling Shareholder shall purchase such Co-Sale Shares from such Co-Sale Participant for the same consideration and on the same terms and conditions as the proposed Transfer described in the Transfer Notice. The Company shall, upon the Co-Sale Participants or the Selling Shareholder surrendering the certificates for the Co-Sale Shares being transferred as provided above, make proper entries in the register of members of the Company and cancel the surrendered certificates and issue any new certificates in the name of the prospective purchaser or the Selling Shareholder, as the case may be, as necessary to consummate the transactions in connection with the exercise by the Co-Sale Participants of co-sale rights under this Section 4.3.

4.4	Non-Exercise of Rights.

To the extent that the Company and the Non-Selling Shareholders (including MB) have not exercised their rights to purchase all of a Selling Shareholder’s Offered Shares in accordance with Section 4.2(c)(ii), then such Selling Shareholder together with any Co-Sale Participant shall have a period of sixty (60) days after the delivery of the Transfer Notice in which to transfer any remaining Offered Shares, upon terms and conditions (including the purchase price) no more favorable to the purchaser than those specified in the Transfer Notice, to the third-party transferee(s) identified in the Transfer Notice. In the event a Selling Shareholder does not consummate the sale or disposition of the Offered Shares within the said sixty (60) day period, the right of first refusal and co-sale right of the Non-Selling Shareholders hereunder shall continue to be applicable to any subsequent disposition of the Ordinary Shares by such Selling Shareholder. Furthermore, the exercise or non-exercise by the Company or the Non-Selling Shareholders of the right of first refusal and co-sale right hereunder shall not adversely affect the Company’s or the Non-Selling Shareholders’ rights to make subsequent purchases from any Selling Shareholder of Ordinary Shares or their subsequent co-sale right. Any proposed Transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed Transfer of any of the Selling Shareholders’ Ordinary Shares shall again be subject to the right of first refusal of the Company and/or the Non-Selling Shareholders and the co-sale right of the Non-Selling Shareholders and shall require compliance by the relevant Selling Shareholder with the procedures described in this Section 4.

4.5	Prohibited Transfers.

(a)

Prohibited Transfer. In the event a Selling Shareholder should sell any Ordinary Shares in contravention of the Transfer restrictions in this Section 4 (a “Prohibited Transfer”), such Prohibited Transfer shall be void and the Company agrees it will not effect such Prohibited Transfer nor will it treat any alleged transferee(s) as the holder of such shares without the written consent of the Non-Selling Shareholders. In addition to the above and such other remedies as may be available at law, in equity, hereunder or under other Transaction Agreements, the Non-Selling Shareholders shall have the put option provided below and such Selling Shareholder shall be bound by the applicable provisions of such option.

(b)

Put Right. In the event of a Prohibited Transfer, each Non-Selling Shareholder shall have the right to sell to such Selling Shareholder the type and number of Preferred Shares or Conversion Shares (calculated on an as-converted basis) equal to the number of shares such Non-Selling Shareholder would have been entitled to transfer to the third-party transferee(s) under Section 4.3 had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof (assuming no Non-Selling Shareholder exercises its right of first refusal under Section 4.2). Such sale shall be made on the following terms and conditions:

(i)

The price per share at which the shares are to be sold to such Selling Shareholder shall be equal to the price per share paid by the third-party transferee(s) to such Selling Shareholder in the Prohibited Transfer. The Selling Shareholder shall also reimburse each Non-Selling Shareholder for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of such Non-Selling Shareholder’s put rights under this Section 4.5(b).

(ii)

Each Non-Selling Shareholder shall, within one hundred and eighty (180) days after the later of the date on which such Non-Selling Shareholder (A) received notice of the Prohibited Transfer or (B) otherwise became aware of the Prohibited Transfer, if exercising the option created hereby, deliver to such Selling Shareholder an instrument of transfer duly executed by such Non-Selling Shareholder and, if any, share certificate or certificates representing shares to be sold, each certificate to be properly endorsed for Transfer.

(iii)

The Selling Shareholder shall, upon receipt of the duly executed instrument of transfer and, if any, share certificate or certificates for the shares to be sold by the Non-Selling Shareholder pursuant to this Section 4.5, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in this Section 4.5(b), in cash or by other means acceptable to the Non-Selling Shareholder. Subject to Applicable Law, the Board shall resolve to approve the Transfer and shall instruct the registered office provider of the Company to update its register of members accordingly.

4.6	Legend.

(a)

Other than the certificates representing the Restricted Ming Yu Ordinary Shares, each certificate representing the Ordinary Shares held by the Ordinary Shareholders shall be endorsed with the following legend:

“THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN A SHAREHOLDERS AGREEMENT, A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

(b)

Each of the Founder, New Zone and the Ordinary Shareholders agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 4.6(a) above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of the provisions of this Section 4.

4.7	Restriction on Indirect Transfers.

Notwithstanding anything to the contrary contained herein, without the prior written consent of the Majority Preferred Shareholders:

(a)

None of the Group Companies and the Ordinary Shareholders shall, nor shall any of them cause or permit any other Person to, directly or indirectly, transfer through one or a series of transactions any Equity Securities held or controlled by him/her/it in any of the Group Companies to any Person in violation of Section 4. Any Transfer in violation of this Section 4.7(a) shall be void and the Group Companies shall procure that none of the Company’s direct or indirect Subsidiaries or Affiliates (including the TW Subsidiary) will effect such Transfer nor will it treat any alleged transferee as the holder of such Equity Securities.

(b)	None of the Group Companies shall, nor shall the Ordinary Shareholders cause or permit any Group Company to issue to any Person any Equity Securities of such Group Company in violation of Section 4.

4.8	MB OEM Right of First Refusal

(a)

Each of the Preferred Shareholders agrees from the date hereof to the closing of a QPO or an Approved Listing, not to Transfer, directly or indirectly, any Preferred Shares to any OEM except in compliance with this Section 4.8 and all Applicable Laws. In the event that a Preferred Shareholder proposes to Transfer any Preferred Shares it then owns to an OEM that would become the Single Largest OEM upon the completion of such Transfer (except where MB would then be the Equal Largest OEM with such OEM upon such completion, taking into account the Exercisable Warrant Shares), it shall first deliver a written notice to the Company and MB of its intention of make such Transfer (the “OEM Transfer Notice”), which shall include (A) a description of the Preferred Shares to be transferred, including the number of such Preferred Shares (the “OEM Transfer Securities”), (B) the identity of the proposed OEM transferee, and (C) the consideration and the material terms and conditions upon which the proposed Transfer is to be made.

(b)

The OEM Transfer Notice shall certify that such Preferred Shareholder has received a bona fide firm offer from the prospective transferee and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to, or other documentation setting out the terms of, the proposed Transfer.

(c)

MB shall have the right, exercisable upon written notice to the Company and the Preferred Shareholder, within thirty (30) Business Days after the date of the OEM Transfer Notice, to elect to purchase all (but not less than all) of the OEM Transfer Securities at the same price and subject to the same terms and conditions as set forth in the OEM Transfer Notice. If MB elects to purchase all (but not less than all) of the OEM Transfer Securities, then MB shall effect such purchase of all (but not less than all) of the OEM Transfer Securities and all (but not less than all) of the Exercisable Warrant Shares within sixty (60) days after the date of the written notice delivered by MB pursuant to the preceding sentence.

(d)

If MB shall not have exercised its right to purchase all (but not less than all) of the OEM Transfer Securities, then the Preferred Shareholder shall have a period of one hundred eighty (180) days after the date of the OEM Transfer Notice during which to Transfer the OEM Transfer Securities to the proposed OEM transferee at the same price and subject to the same terms and conditions as set forth in the OEM Transfer Notice. In the event that the Preferred Shareholder does not consummate the sale or disposition of the OEM Transfer Securities within such one hundred eighty (180) day period, the right of first refusal of MB hereunder shall continue to be applicable to any subsequent disposition of the Preferred Shares by such Preferred Shareholder.

(e)

In that event that MB does not exercise its right of first refusal under this Section 4.8 in respect of the proposed OEM transferee, then that OEM transferee shall be deemed not to be an OEM for purposes of the Top Up Right, provided that the Preferred Shareholder consummates the Transfer the OEM Transfer Securities to the proposed OEM transferee in accordance with Section 4.8(d).

(f)	MB’s foregoing right of first refusal shall terminate immediately upon a MB Material Breach.

(g)	For the avoidance of doubt, the same principles of converting and un-converting for calculations and comparisons expressed in Section 3.6 shall apply mutatis mutandis to this Section 4.8.

(h)	Subject to Section 4.8(i), MB shall not Transfer any Equity Securities of the Company to an OEM that is not MB’s Affiliate without the prior written consent of the Company.

(i)

Each Preferred Shareholder shall have the right to Transfer any Equity Securities of the Company to any OEM transferee that is an Affiliate of such Preferred Shareholder where sufficient information concerning the said Affiliate of the Preferred Shareholder transferor as the Board of Directors deems necessary has been delivered to the Board of Directors. Each of the holders of Preferred Shares shall cause its Affiliates to abide by this Section 4 and procure that the restrictions set forth in this Section 4 shall not be avoided by the direct or indirect Transfer of any Equity Securities in any of them or of any other Person having Control over any of them. For the avoidance of doubt, Preferred Shareholders shall have the right to Transfer, directly or indirectly, any Preferred Shares to any Person other than an OEM.

4.9	Regulatory Considerations.

Notwithstanding anything to the contrary contained herein, if the exercise by MB of such Top Up Right would result in a change in regulatory status of the Company or would require the Company to apply for regulatory approval for the purchase of such Ordinary Shares or Preferred Shares by MB:

(a)

the Company may elect not to issue and sell any OEM New Securities to the OEM Purchaser except to the extent that the number of OEM New Securities is reduced such that, upon completion of the issuance and sale of the OEM Purchase Securities to the OEM Purchaser and the issuance and sale of the Top Up Securities to MB, MB would be the Single Largest OEM or the Equal Largest OEM vis-à-vis the OEM Purchaser; or

(b)

the proposed Transfer of Ordinary Shares or Preferred Shares, as the case may be, to the proposed OEM transferee under Section 4.2 or Section 4.8 shall require the prior written consent of the Company.

4.10	Further Provisions.

Unless otherwise stated in this Agreement or in the Warrants, each Ordinary Shareholder and Preferred Shareholder shall have the right to Transfer all or part of its Ordinary Shares and/or Preferred Shares and each holder of Warrants shall have the right to Transfer all or part of its Warrants in accordance with the rights and restrictions applicable to the type of Warrant Shares (whether Ordinary Shares or Preferred Shares) issuable upon the exercise of such Warrants proposed to be Transferred, provided, however, that, it shall not Transfer, directly or indirectly, any Ordinary Shares, Preferred Shares or Warrants to any Person that competes with the Principal Business.

4.11	Unrestricted SKY MILLION Ordinary Shares.

Other than Section 4.10, which restricts Unrestricted SKY MILLION Ordinary Shares from being Transferred to any Person that competes with the Principal Business, the right of first refusal and co-sale right under Section 4.2 and Section 4.3, respectively, and any other transfer restriction with respect to the transfer of any Ordinary Shares under this Section 4, shall not apply to the transfer of any Unrestricted SKY MILLION Ordinary Shares.

4.12	Term.

The provisions under this Section 4 shall terminate upon the closing of a QPO or an Approved Listing.

5.	DRAG-ALONG RIGHT.

5.1

Prior to the closing of a QPO or an Approved Listing, if (A) the holders of no less than sixty-seven percent (67%) of the aggregate of (i) the then issued and outstanding shares of the Company, plus (ii) the shares to be issued upon the full exercise of all issued but unexercised Warrants, and (iii) the shares to be issued upon the full exercise of all options granted pursuant to any ESOP, voting together as a single class on a fully diluted basis, (B) the Preferred Shareholder(s) owning no less than fifty percent (50%) of the then issued and outstanding Preferred Shares (voting as a single class), and (C) the holders of more than fifty percent (50%) of the aggregate of the then issued and outstanding Series E Shares and the then issued and outstanding Series E+ Shares, approve the acceptance of a bona fide offer by a Person (the “Proposed Buyer”) to purchase all or substantially all of the then issued and outstanding shares in the Company at a per share purchase price (the “Drag Price”) no less than the Series E+ Issue Price (taking into account any dividends and other distributions made in respect of each such share of the Company and as adjusted for share splits or combinations, share dividends or distributions, recapitalizations and similar events) (the “Drag-Along Sale”; such approving holders under paragraph (A), (B) and (C) are collectively the “Dragging Shareholders”), then all other shareholders of the Company (the “Dragged Shareholders”) shall agree to sell their Equity Securities in the Company and participate in the proposed Drag-Along Sale in accordance with Sections 5.2, 5.3 and 5.4 below; provided that the prior written consent or approval of Primavera and MB shall be additionally required for any Drag-Along Sale if the Drag Price is less than US$38.104137465 per share (i.e. 1.5 times the issue price for the Series E+ Shares), as adjusted for share splits or combinations, share dividends or distributions, recapitalizations and similar events. The Dragged Shareholders shall use their best efforts to cooperate with the Dragging Shareholders on the proposed Drag-Along Sale.

For the avoidance of doubt, for the purposes of paragraph (A) above, (X) the holders of the Restricted Ming Yu Ordinary Shares, (Y) the holder(s) of all issued but unexercised Warrants, and (Z) the holders of all unexercised options granted pursuant to the ESOP, shall be entitled to vote together along with others as set out in paragraph (A) as a single class on a fully diluted basis on any Drag-Along Sale; provided that, for the purposes of voting under this Section 5, New Zone shall be authorized to vote as the sole representative of the holders of the Warrants granted by the Company in accordance with the Series B Purchase Agreement, the Series C Purchase Agreement, and any ESOP under paragraphs (Y) and (Z).

5.2

Subject to Section 5.1 above, the Dragging Shareholders may, following receipt of the bona fide offer from the Proposed Buyer (whether conditional or unconditional) for the Drag-Along Sale (the “Sale Agreement”), by serving a written notice (a “Drag Notice”) in the manner as set out in Section 5.3 below, on each of the Dragged Shareholders, require each Dragged Shareholder to transfer all of its shares to the Proposed Buyer at the price and on the date indicated in the Drag Notice as being the date of completion of the Drag-Along Sale, being not less than thirty (30) days after the date of the Drag Notice, and on the terms and subject to the conditions set out in this Section 5.2. If the Drag-Along Sale contemplated in the Sale Agreement is not consummated within one hundred and eighty (180) days of the Drag Notice, the Drag Notice shall expire.

5.3

The Drag Notice shall include (A) a description of the issued and outstanding shares of the Company to be purchased, (B) the identity of the Proposed Buyer, (C) the consideration and the material terms and conditions upon which the proposed Drag-Along Sale is to be made, and (D) a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Drag-Along Sale.

5.4	Notwithstanding anything to the contrary set forth in this Section 5, a Preferred Shareholder will not be required to comply with Section 5.1 above, unless:

(a)

the representations and warranties to be made by such Preferred Shareholder in connection with the Drag-Along Sale are limited to representations and warranties related to authority and capacity, title and ownership, and the ability to convey title (without any Encumbrance, save as otherwise explicitly provided for in this Agreement and the Restated Memorandum and Articles) to such shares;

(b)

such Preferred Shareholder is not required to agree (unless such Preferred Shareholder is an officer or an employee of the Group Companies) to any restrictive covenant in connection with the Drag-Along Sale (including any covenant not to compete or covenant not to solicit customers, employees or suppliers of any party to the Drag-Along Sale);

(c)

such Preferred Shareholder and its Affiliates are not required to amend, extend or terminate any contractual or other relationship with the Company, the Proposed Buyer or their respective Affiliates, except that the Preferred Shareholder may be required to terminate the investment-related documents between or among such Preferred Shareholder, the Company and/or other shareholders of the Company;

(d)

the Preferred Shareholder is not liable for the breach of any representation, warranty or covenant made by any other Person in connection with the Drag-Along Sale, other than the Company (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any shareholder of any of identical representations, warranties and covenants provided by all shareholders);

(e)

liability shall be limited to such Preferred Shareholder’s pro rata share (determined based on the respective proceeds payable to each Preferred Shareholder in connection with such Drag-Along Sale) of a negotiated aggregate indemnification amount that applies equally to all shareholders but that in no event exceeds the amount of consideration otherwise payable to such Preferred Shareholder in connection with such Drag-Along Sale, except with respect to claims related to fraud by such Preferred Shareholder, the liability for which need not be limited as to such Preferred Shareholder; and

(f)

upon the consummation of the Drag-Along Sale (i) each holder of each class or series of the shares of the Company will receive the same form of consideration for their shares of such class or series as is received by other holders in respect of their shares of such same class or series of shares, and if any holders of any shares of the Company are given a choice as to the form of consideration to be received as a result of the Drag-Along Sale, all holders of such shares will be given the same options, (ii) each holder of a series of Preferred Shares will receive the same amount of consideration per share of such series of Preferred Shares as is received by other holders in respect of their shares of such same series, and (iii) each holder of Ordinary Shares will receive the same amount of consideration per Ordinary Share as is received by other holders in respect of their Ordinary Shares.

5.5 The provisions under this Section 5 shall terminate upon the closing of a QPO or an Approved Listing.

6.	INDEMNIFICATION.

The Group Companies (together, the “Indemnifying Parties”) shall, jointly and severally, indemnify, defend and hold harmless each Preferred Shareholder and its Affiliates, together with the employees, officers, directors, managing directors and partners of the foregoing, from and against any and all Losses, directly or indirectly, arising out of, relating to, connected with or incidental to (i) any breach of any representation, warranty, covenant or agreement made by any of the Indemnifying Parties in this Agreement or in any other Transaction Agreement to which such Preferred Shareholder is a party, subject to any limitations on liability set out thereunder; or (ii) any claim for tax of whatever type (including national, provincial or local income, sales, real and personal property, gross receipt, capital stock, business, employment, social insurance related or withholding tax, or any other type of tax, assessment or duty) which has been made or may hereafter be made against any Group Company wholly or partly in respect of or in consequence of any event occurring (including failure to withhold), or any income, profits or gains earned, accrued or received by such Group Company, prior to the closing of such Preferred Shareholder’s purchase of Preferred Shares under its share purchase agreement. Each Preferred Shareholder shall not be liable for any Losses, responsibilities or debts, whether contractual or otherwise, or any such taxes or any other undertakings of any of the Group Companies that were incurred or resulted from events occurring prior to the closing of such Preferred Shareholder’s purchase of Preferred Shares under its share purchase agreement. The agreements in this Section 6 shall survive any termination of this Agreement.

7.	CONFIDENTIALITY AND NON-DISCLOSURE.

7.1	Confidentiality.

From the date hereof, each Party shall, and shall cause any Person who is Controlled by or under common Control with such Party to, keep confidential the terms, conditions, and existence of this Agreement, other Transaction Agreements and any related documentation, the identities of any of the Parties, and other information of a non-public nature received from any other Party or prepared by or on behalf of such Party exclusively in connection herewith (including all information and knowledge gained in the exercise of information and inspection rights under Section 2) or therewith (collectively, the “Confidential Information”); provided, that any Party hereto may disclose Confidential Information or permit the disclosure of Confidential Information (a) to the extent required by Applicable Law or the rules of any stock exchange; provided, that such Party shall, where practicable and to the extent permitted by Applicable Law, provide the other Parties with prompt written notice of that fact and use all reasonable endeavors to seek (with the cooperation and reasonable endeavors of the other Parties) a protective order, confidential treatment or other appropriate remedy, except that in respect of disclosures to be made to a relevant Tax Governmental Authority in response to a request for submission of documents or information, such Party shall not be required to notify the other Parties prior to responding to such Tax Governmental Authority’s request; and in such event, such Party shall furnish only that portion of the information which is legally required to be disclosed and shall exercise reasonable endeavors to keep such information confidential to the extent reasonably requested by any such other Parties, (b) to any of its officers, directors, employees and professional advisors (collectively, “Representatives”) on a need-to-know basis for the performance of its obligations in connection herewith, so long as such Party advises each Person to whom any Confidential Information is so disclosed as to the confidential nature thereof and where such Person is under appropriate non-disclosure obligations (provided that all information and knowledge gained in the exercise of information and inspection rights under Section 2 shall be deemed to be designated as confidential), (c) in the case of each Preferred Shareholder, to its Representatives, which for purposes of this provision shall include its fund manager, other funds managed by its fund manager and their respective auditors, counsels, directors, officers, employees, shareholders, partners or investors for the purposes of fund reporting or inter-fund reporting, so long as such Preferred Shareholder advises each Person to whom any Confidential Information is so disclosed as to the confidential nature thereof and then only to each such Person that is under appropriate non-disclosure obligations, and (d) to its current or bona fide prospective investors, investment bankers and any Person otherwise providing substantial debt or equity financing to such Party, and the Representatives of any such Person receiving Confidential Information under this provision, so long as the Party advises each Person to whom any Confidential Information is so disclosed as to the confidential nature thereof and then only to each such Person that is under appropriate non-disclosure obligations. Each Shareholder expressly acknowledges that the Group Companies would be irreparably harmed if Confidential Information were disclosed to any Person that competes with the Principal Business or made available to the public and agrees not to use any Confidential Information for personal, commercial or proprietary advantage or profit, either during its association with the Group Companies or thereafter, except as may be otherwise agreed with the Company. For the avoidance of doubt, Confidential Information does not include information that (i) was already in the possession of the receiving Party before such disclosure by or on behalf of the disclosing Party other than as a result of (A) a breach by the receiving Party of this Section 7.1 or (B) a breach of a confidentiality obligation by a third party discloser where the breach was known to the receiving Party, (ii) is or becomes available to the public other than as a result of (A) disclosure by the receiving Party or its Representatives in violation of this Section 7.1 or (B) a breach of a confidentiality obligation by a third party discloser where the breach was known to the receiving Party, or (iii) is or becomes available to the receiving Party from a third party not known by the receiving Party to be in breach of any legal or contractual obligation not to disclose such information to it.

7.2	Press Releases.

The Parties shall not make any announcement regarding this Agreement, other Transaction Agreements or the relationship between the Parties, in a press release, conference, advertisement, announcement, professional or trade publication, marketing materials or otherwise to the general public without the other Parties’ prior written consent, including prior written consent on the content of the public disclosure.

8.	PROTECTIVE PROVISIONS.

8.1	Board Approvals.

In addition to such other limitations provided in the Restated Memorandum and Articles, to the extent permitted by Applicable Laws, the Company shall not, directly or indirectly, take any of the following actions, without the prior approval of a Board Supermajority, including the affirmative votes of, or the prior written consent of, the PSD Majority (the “Company” in this Section 8.1 and Section 8.2 shall mean, in each case, any Group Company individually or all Group Companies in aggregate, and any entity Controlled by the Company):

(a)	approve annual financial budgets;

(b)

make any advance or other credit, except the account receivables of the Group Companies occurring in their ordinary business course, involving more than US$2,000,000 in a single transaction or more than US$5,000,000 in the aggregate in any fiscal year to any Person, except advances and similar expenditures in the ordinary course of business or under the terms of any employee stock option plan or share participation scheme approved by the Board;

(c)

guarantee, indemnify, act as surety for, or otherwise secure or accept or assume any direct or indirect liability for the liabilities of or obligations of any Person except as security for facilities or loans granted to the Company or trade accounts of the Company arising in the ordinary course of business;

(d)	incur any indebtedness, contingent or other liability in a single transaction in excess of US$1,000,000 that is not already included in a Board-approved budget;

(e)	change the Principal Business of the Company, enter new lines of business, or exit the current line of business;

(f)

sell, transfer, license, pledge, charge, encumber or otherwise dispose of any trademarks, patents or other intellectual property or any technologies owned by the Company other than licenses granted in the ordinary course of business;

(g)	appoint or settle the terms of appointment of the chief executive officer (CEO) of the Company;

(h)	change the compensation of the executive officers;

(i)	adopt, amend and administer the terms of any bonus, incentive or profit-sharing scheme or any employee stock option plan or share participation scheme;

(j)	amend the accounting and financial policies previously adopted or change the financial year of the Company;

(k)

acquire any investment or incur any commitment in excess of US$1,000,000 at any time in respect of any one transaction, or in excess of US$5,000,000 at any time in a series of transactions, in any financial year of the Company;

(l)

borrow any money or obtain any financial facilities exceeding US$1,500,000 (or its equivalent in other currency or currencies) at any time in respect of any one transaction, or in excess of US$5,000,000 at any time in a series of transactions in any financial year;

(m)

create, allow to arise or issue any debenture constituting a pledge, lien or charge (whether by way of fixed or floating charge, Encumbrance or other security) on all or any of the undertaking, assets or rights of the Company;

(n)	appoint or change the auditors of the Company;

(o)

approve or make adjustments or modifications to terms of transactions of the Company involving the interest of any director or any holder of shares of the Company, including the making of any loans or advances, whether directly or indirectly, or the provision of the Company of any guarantee, indemnity or security for or in connection with any indebtedness of liabilities of any director or any holder of Equity Securities of the Company;

(p)	acquire any share capital or other equity or debt securities of any body corporate or the establishment of any branches;

(q)	dispose of or dilute the Company’s interest, directly or indirectly, in any of its Subsidiaries;

(r)	subject to Section 4 hereof, approve any transfer of Equity Securities in the Company or any of its Subsidiaries;

(s)	form, reorganize or dissolve any Subsidiary or joint venture of the Company;

(t)	enter into any arrangement for a QPO or engagement of an underwriter for a QPO or conduct any initial public offering which is not a QPO;

(u)	alter or amend any terms of any financing or loan agreements or arrangements to which the Company is a party;

(v)

enter into any related-party agreements (the agreements entered into by the Company on one hand, and any officer, employee, director or shareholders of the foregoing, the Founder (other than for employment matters), or any of their respective Affiliates on the other hand) and all amendments and termination thereof;

(w)	make material change to the Shareholders Agreement, other than those change being made pursuant to a restructuring contemplated under a QPO or an Approved Listing; or

(x)	grant any “most favoured nation” or similar right to any Person.

Notwithstanding anything herein to the contrary, to the extent a Director in any way, directly or indirectly (including by virtue of the Shareholder who designated the Director and/or any Affiliate(s) of such Shareholder having an interest), has an interest in any action to be taken, or not to be taken, by the Company and/or any of its Subsidiaries, in particular in any contract or transaction with the Company and/or any of its Subsidiaries (including any amendment, modification or termination thereof and/or any waiver of rights thereunder) (in each such case, an “Interested Director”): (a) such Interested Director must disclose in writing the nature and extent of such Interested Director’s interest to the Board; and (b) such action must be approved by the super majority (2/3) of the Directors other than the Interested Directors or any proxy of any Interested Director. Transactions between the Company or a wholly-owned Subsidiary of the Company, on the one hand, and a wholly-owned Subsidiary of the Company, on the other hand, shall not be subject to this provision.

8.2	Shareholders Approvals.

(a)

In addition to such other limitations provided in the Restated Memorandum and Articles, to the extent permitted by Applicable Laws, without the prior written consent of the Preferred Shareholder(s) of a simple majority of the then issued and outstanding Preferred Shares (voting as a single class), the Company shall not, directly or indirectly, take any of the following actions:

(i)	amend or waive any provisions of the Restated Memorandum and Articles or other Constitutional Documents;

(ii)

cease to conduct or carry on the business of the Company substantially as now conducted or, in the case of a Subsidiary, as conducted at the time it became a Subsidiary of the Company, or change any part of its business activities;

(iii)	sell or dispose of the whole or a substantial part of the assets of any Group Company;

(iv)	make any distribution of profits amongst the shareholders by way of dividend (interim or final), capitalization of reserves or otherwise;

(v)

pass any resolution for the winding up of the Company or undertake any merger, reconstruction or liquidation exercise concerning the Company or apply for the appointment of a receiver, manager or judicial manager or like officer;

(vi)

except in respect of Carveout Securities, increase, reduce or cancel the authorized or issued share capital of the Company or issue, allot, re-purchase or redeem any shares or securities convertible into or carrying a right of subscription in respect of shares or any share warrants or grant or issue any options rights or warrants or which may require the issue of shares in the future or do any act which has the effect of diluting or reducing the effective shareholding of the Preferred Shareholders in the Company;

(vii)	except in respect of Carveout Securities, amend, vary or change the rights, preferences, privileges or powers of, or the restrictions of any Preferred Shares;

(viii)

except in respect of Carveout Securities, take any action that authorizes, creates or issues shares of any class of stocks or equity-like instrument alone or in combination with debt resulting in or having preferences or privileges (including registration rights, co-sale or any other rights) superior to, or on parity with, those granted to the Preferred Shareholders;

(ix)

take any action that reclassifies any issued and outstanding Shares into shares having preferences or priority as to dividends or assets senior to, or on parity with, the preferences or priorities granted to the Preferred Shareholders;

(x)	take any other action that may have a material adverse effect on the rights of the Preferred Shareholders; or

(xi)	change the number of directors of the Company.

For the avoidance of doubt, the prior consent or affirmative vote of the holders of a simple majority of the then issued and outstanding Ordinary Shares (except for any Ordinary Shares converted from the Preferred Shares) shall also be required for the Company to amend or waive any provisions of the Restated Memorandum and Articles, and solely for the purposes of this paragraph, the holders of the Restricted Ming Yu Ordinary Shares shall be entitled to vote on any Special Resolution and be counted towards the quorum of any general meeting convened to pass a Special Resolution for amending or waiver of any provisions of the Restated Memorandum and Articles.

(b)	Save that for the purposes of this Section 8.2:

(i)

If a Special Resolution is required by the Companies Act or the Restated Memorandum and Articles to approve any of the matters listed above, notwithstanding other provisions of the Restated Memorandum and Articles, a quorum for the general meeting convened to vote on such matter shall at least include the Preferred Shareholders owning no less than 50% of the then issued and outstanding Preferred Shares in the Company.

(ii)

If an Ordinary Resolution is required by the Companies Act or the Restated Memorandum and Articles or this Agreement to approve any of the matters listed above (for the avoidance of doubt, the matters listed above which are not required by the Companies Act or the Restated Memorandum and Articles to be approved by a Special Resolution shall be approved by an Ordinary Resolution), notwithstanding other provisions of the Restated Memorandum and Articles, a quorum for the general meeting convened to vote on such matter shall at least include the Preferred Shareholder(s) owning no less than 50% of the then issued and outstanding Preferred Shares in the Company.

(iii)

Where a Special Resolution or an Ordinary Resolution of the Company in a general meeting is required to approve any of the matters specified in this Section 8.2 and such matter has not been approved by the holders of at least a simple majority of the then issued and outstanding Preferred Shares as required by this Section 8.2, the holders of the Preferred Shares who voted against the resolution shall have the number of votes equal to the votes of all shareholders who vote in favor of the resolution plus one.

8.3	Term.

The provisions under this Section 8 shall terminate upon the closing of a QPO or an Approved Listing.

9.	BOARD REPRESENTATION RIGHTS.

9.1	Designation of Board Members.

(a)	The Board shall consist of up to sixteen (16) directors, of which:

(i)	the Founder and New Zone shall be entitled to jointly designate five (5) voting directors of the Board, who may be removed only by the Founder and New Zone jointly;

(ii)	SBCVC FUND IV shall be entitled to designate two (2) voting directors of the Board (the “SBCVC Directors”), who may be removed only by SBCVC FUND IV;

(iii)	New Horizon I shall be entitled to designate one (1) voting director of the Board (the “New Horizon I Director”), who may be removed only by New Horizon I;

(iv)	New Epoch Capital LP shall be entitled to designate one (1) voting director of the Board (the “New Epoch Director”), who may be removed only by New Epoch Capital LP;

(v)

MB shall be entitled to designate one (1) voting director of the Board (the “MB Director”), who may be removed only by MB; provided that MB and/or its Affiliates then hold no less than 1,968,290 Series E+ Shares of the Series E+ Shares issued to MB as of the MB Series E+ Closing; and

(vi)

up to six (6) voting Independent Directors of the Board as may be designated by the Company (by resolution of a Board Supermajority), or designated by any Shareholder granted by the Company (by resolution of a Board Supermajority) the right to designate an Independent Director, in each case, from time to time in accordance with this Agreement.

The SBCVC Directors, the New Horizon I Director, the New Epoch Director and the MB Director collectively are the “Preferred Shareholder Directors”, and each is a “Preferred Shareholder Director”.

(b)

Directors must be of sound mind, have adequate business acumen, no conviction of any crime of moral turpitude, and is qualified to act in accordance with Applicable Laws, and each Independent Director designated to the Board must not be an executive or other employee of the Company or have any interest in the Group or its business and must satisfy any independence qualifications under Applicable Law. There shall be no shareholding qualification for directors. Each shareholder of the Company agrees to vote all of its shares to elect the directors designated by any of MB, SBCVC FUND IV, the Founder, New Zone, New Horizon I, New Epoch Capital LP and any other Shareholder granted by the Company the right to designate a voting director of the Board, as set forth in this Section 9.1 unless such designee shall be prohibited by the laws of the Cayman Islands from being as an eligible director of the Board of the Company. Subject to Section 8.2(a)(xi), the Company may, from time to time, grant to one or more Shareholders the right to designate a voting director of the Board, and (i) if the Shareholder granted such right holds Preferred Shares, then such director shall be deemed to be a Preferred Shareholder Director and (ii) subject to this Section 9.1(b), if such right granted to the Shareholder is the right to designate an Independent Director, then such director shall be deemed to be an “Independent Director” for purposes of Section 9.2.

(c)

In addition to the foregoing, each of Ever Raise Limited, Primavera and (if MB is no longer entitled to designate the MB Director in accordance with Section 9.1(a)(v), then so long as MB and/or its Affiliates then hold no less than 787,316 Series E+ Shares of the Series E+ Shares issued to MB as of the MB Series E+ Closing), MB shall each be entitled to designate, remove, and replace, by written notice to the Company at the latest three (3) Business Days in advance of the relevant meeting of the Board of Directors, one (1) representative who does not have any conflict of interest with the Company (each, an “Observer”; collectively, the “Observers”) (it being agreed that a representative of MB shall not be presumed to have a conflict of interest with the Company solely because such representative is a director, officer or employee of MB and/or its Affiliates) to attend such meeting of the Board. The Company may, from time to time, grant to one or more Shareholders the right to designate, remove and replace an Observer.

(d)

For the avoidance of doubt, the Observers shall not be entitled to cast any vote at such meeting, but shall be entitled to attend such meetings and receive the same notices and other information distributed to the directors in connection with a meeting of the Board. In the event a resolution in writing signed by all the directors shall replace a meeting of the directors pursuant to Article 30.4 of the Restated Memorandum and Articles, the Company shall, simultaneously with the delivery of the draft resolutions to be signed to each director, also deliver a copy of such draft resolutions and other information provided to the Directors to the Observers. Once the resolutions have been signed by all the directors, the Company shall also deliver a copy of the signed resolutions with the relevant attachment and material to the Observers. The Observers shall keep all the foregoing documents, materials and information in strict confidence and shall execute a confidentiality agreement with the Company substantially in the form attached hereto as Exhibit A-1.

9.2	Board Meeting.

At least one (1) Board meeting shall be held each quarter. A majority of all Directors which must at least include (i) the New Epoch Director, (ii) the New Horizon I Director, (iii) one (1) SBCVC Director, (iv) the MB Director, and (v)(A) one (1) Independent Director (to the extent there are up to three (3) Independent Directors) and (B) two (2) Independent Directors (to the extent there are at least four (4) Independent Directors), in each case, present in person or by proxy shall constitute a quorum which shall be necessary for the conduct of business at any meeting of the Board, provided, however, that if such quorum cannot be obtained for a Board meeting after two (2) consecutive notices of Board meetings have been sent by the Company with the first notice providing not less than seven (7) days of prior notice and the second notice providing not less than five (5) days of prior notice, then the attendance of any eight (8) directors (including any one (1) Preferred Shareholder Director and any one (1) Independent Director) shall constitute a quorum. A Person may participate at a meeting of directors by conference telephone or other communications equipment by means of which all the Persons participating in the meeting can communicate with each other. Participation by a Person in a meeting of directors in this manner is treated as presence in person at that meeting.

9.3	Governance of the Group Companies.

To the greatest extent permitted by Applicable Laws, the Group Companies and the Parties hereto shall procure that each Group Company shall have corporate governance mechanisms identical to that of the Company as set out in this Agreement, including (i) the board of directors of each of the other Group Companies shall have the same board constitution and voting mechanisms as the Company, and each of SBCVC FUND IV, New Horizon I, New Epoch Capital LP and MB shall be entitled to designate the same number of directors to each of the other Group Companies as it is entitled to designate to the Company; (ii) the articles of association of the other Group Companies (the “Subsidiary Constitutional Documents”) shall be amended and the same protective provisions under Section 8 of this Agreement and Article 7.3 of the Restated Memorandum and Articles shall be adopted into their respective Subsidiary Constitutional Documents. The Group Companies hereby covenant as follows: (a) all corporate actions of any Group Company shall be in compliance with the provisions of the Restated Memorandum and Articles as well as the Subsidiary Constitutional Documents, as the case may be; (b) none of the Group Companies shall take any action that has not been approved by the Board if such Board approval is so required under the Restated Memorandum and Articles as well as the Subsidiary Constitutional Documents, as the case may be; and (c) the Group Company will strictly follow, without any deviation, the resolution and/or guidance of the Board if it has been approved and adopted by the Board.

9.4	Insurance and Indemnification.

The Company shall use reasonable endeavors to procure customary directors and officers insurance for the directors of the Company and directors of any other Group Company. The Company shall enter into a director services and indemnification agreement with each director in substantially the form attached hereto as Exhibit A-2 or otherwise in a form and substance satisfactory to the Majority Preferred Shareholders.

9.5	Remuneration of the SBCVC Directors, the New Horizon I Director, the New Epoch Director and the MB Director.

The SBCVC Directors, the New Horizon I Director, the New Epoch Director and the MB Director shall be entitled to be paid all travelling, hotel and other expenses incurred by them in connection with their attendance at meetings of Board or committees of the Board, or general meetings of the Company, or otherwise in connection with the business of the Company.

10.	COVENANTS.

10.1	Compliance with Applicable Laws.

Each Group Company shall continue to exist and operate in a manner in compliance with any and all Applicable Laws in all material respects.

10.2	Performance.

Each Group Company shall perform and comply with all agreements, obligations and conditions contained in this Agreement.

10.3	Restricted Ming Yu Ordinary Shares.

(a)	Notwithstanding anything to the contrary contained herein, the Restricted Ming Yu Ordinary Shares shall be subject to the following restrictions:

(i)

Subject to Section 5.1 and Section 8.2, an Encumbrance should be put on the Restricted Ming Yu Ordinary Shares, and any holder of Restricted Ming Yu Ordinary Shares shall not be entitled to any and all allotments, rights and benefits (including dividend rights, voting rights or right to transfer) whatsoever at any time accruing, offered or arising in respect of or incidental to the Restricted Ming Yu Ordinary Shares and all money or property accruing or offered at any time by way of conversion, redemption, bonus, preference, option, dividend, distribution, interest or otherwise in respect of the Restricted Ming Yu Ordinary Shares as if Ming Yu or New Zone (as applicable) had not held such Restricted Ming Yu Ordinary Shares.

The restrictions attached to the Restricted Ming Yu Ordinary Shares set forth in this Section 10.3 shall continue to apply regardless of the transfer of any Restricted Ming Yu Ordinary Shares from Ming Yu to New Zone and any Restricted Ming Yu Ordinary Shares held by New Zone (as applicable) shall continue to be subject to the restrictions set forth in this Section 10.3 until the earlier occurrence of either of the circumstance specified in Section 10.3(b) hereunder.

(ii)	The certificate representing the Restricted Ming Yu Ordinary Shares shall be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A SHAREHOLDERS AGREEMENT, A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

(b)	The aforesaid restrictions as set out in Section 10.3(a)(i) shall be released and the legend as set out in Section 10.3(a)(ii) shall be removed upon the earlier occurrence of either of the following:

(i)

The issuance of an audit report by a “Big-Four” audit firm in respect of the consolidated financial statements of the Group Companies under IFRS, which suggest as of the specific year-end of such audited financial statements, the Group Companies have reached the break-even point as set out in Section 10.4 at which point the accumulative retained earnings reflected in such audited financial statements are positive; or

(ii)

The closing of a Drag-Along Sale or a Liquidating Transaction or a QPO or an Approved Listing which shall have been duly approved by the shareholders and/or the Board of the Company in accordance with this Agreement and the Restated Memorandum and Articles.

Upon the release of such restrictions, the Restricted Ming Yu Ordinary Shares shall have the same rights and restrictions as the Ordinary Shares as set forth in this Agreement and the Restated Memorandum and Articles.

(c)

For the purposes of, and subject to any provision to the contrary in, the Transaction Agreements, unless and until the occurrence of either condition listed in Item (i) or Item (ii) of Section 10.3(b), the Restricted Ming Yu Ordinary Shares shall not be counted in determining the total number of issued and outstanding Shares at any given time as if the Company had not issued and allotted such Restricted Ming Yu Ordinary Shares except in the event of any adjustment for share splits or combinations, share dividends or distributions, recapitalizations and similar events.

10.4	Break Even Point.

Each of the Group Companies hereby jointly and severally covenants that it will use its reasonable endeavours to reach the break-even point at which point the accumulative retained earnings reflected in the audited consolidated financial statements of the Group Companies are positive as soon as possible.

10.5	Issuance of the Warrant Shares.

The Company hereby covenants and undertakes, upon the exercise of any Warrants, to issue such Warrant Shares to the Person who is listed in the Warrants and then elects to exercise such Warrant (the “Exercising Grantee”), subject to the satisfaction of the following conditions:

(a)	the full payment of the price by the Exercising Grantee for the Warrant Shares it then elects to purchase;

(b)

if and to the extent that the Exercising Grantee is not already a Shareholder that is a party hereto, the execution of a deed of adherence substantially in the form attached hereto as Exhibit B by the Exercising Grantee, and such Exercising Grantee shall become a holder of such class of shares as are the Warrant Shares and the relevant Schedule hereto shall be deemed amended, and may be amended from time to time, to include each such Exercising Grantee;

(c)	the satisfaction of such other conditions as set forth in such Warrant; and

(d)	the satisfaction of such other conditions then reasonably requested by the Company.

10.6	CFC/PFIC.

The Group Companies agree to provide each Preferred Shareholder, on a quarterly basis, with books and records of the Group Companies, information with respect to shareholders and other relevant information, to cooperate with each Preferred Shareholder to fulfill the Preferred Shareholder’s obligations, liabilities and tax election demands under U.S. Internal Revenue Code of 1986, as amended, including “Controlled Foreign Corporation” (“CFC”) and the “Passive Foreign Investment Company”, and to comply with all necessary reporting requirements; provided that no Applicable Law will be violated. Furthermore the Group Companies agree to provide to MB such financial statements under local GAAP (in the English language) on a single entity basis for each Group Company and other relevant information, including profit and loss statement, in relation to each fiscal year during which MB is a Preferred Shareholder, to reasonably enable MB to comply with German Tax laws (including German CFC rules), by June 30 after the end of each such fiscal year or as soon as practicable after request therefor made by MB.

10.7	Liquidation Preference.

(a)

In the event of (w) a Drag-Along Sale, (x) a winding up or other dissolution of the Company or any Group Company, (y) a merger or acquisition of the Company or any Group Company in which the shareholders of the Company do not directly or indirectly own a simple majority of the then issued and outstanding shares of the surviving or acquiring corporation, or (z) a sale, lease, exclusive licensing, transfer or other disposition of all or substantially all of the assets of the Company or any Group Company, in each case (for the avoidance of doubt, not including a De-SPAC Transaction), for a value of less than the implied valuation of the Company as set out in the definition of “QPO” (each a “Liquidating Transaction”), whether voluntary or involuntary, any liquidation proceeds shall be distributed to the Shareholders in the following order of priority:

(i)

Prior to and in preference to all other shareholders of the Company, the Series E+ Shareholders shall be entitled to receive an amount per Series E+ Share equal to the greater of (a) an amount equal to the Series E+ Issue Price plus all declared but unpaid dividends or other distributions thereon, and (b) an amount that reflects a compounded annualized return of eight percent (8%) on the Series E+ Issue Price, calculated from the issuance date of the relevant Series E+ Share and taking into account any dividends and other distributions made in respect of each such Series E+ Share, in each case, as adjusted for share splits or combinations, share dividends or distributions, recapitalizations and similar events (collectively, the “Series E+ Preference Amount”).

(ii)

After the Series E+ Preference Amount has been fully paid, the Preferred Shareholders (other than the Series E+ Shareholders) shall be entitled to receive pari passu on a pro rata basis (based on the value of the aggregate amounts due to each class of such Preferred Shareholders), prior to any distribution to the Ordinary Shareholders, an amount per Preferred Share equal to 100% of (A) in terms of a Series A Share, the Series A Issue Price, (B) in terms of a Series B Share, the Series B Issue Price, (C) in terms of a Series C Share, the Series C Issue Price, (D) in terms of a Series D Share, the Series D Issue Price, and/or (E) in terms of a Series E Share, the Series E Issue Price, as the case may be, as adjusted for share splits or combinations, share dividends or distributions, recapitalizations and similar events, plus all declared but unpaid dividends or other distributions thereon (collectively, the “Other Preference Amount”, together with the Series E+ Preference Amount, the “Preference Amount”).

(iii)

After the Other Preference Amount has been fully paid, any remaining funds or assets of the Company legally available for distribution shall be distributed among all the shareholders of the Company on an as-converted (into Ordinary Shares) and pro-rata basis.

(iv)

If the Company has insufficient assets to permit payment of the Series E+ Preference Amount in full to all Series E+ Shareholders, the assets of the Company shall be distributed ratably to the Series E+ Shareholders in proportion to the Series E+ Preference Amount each Series E+ Shareholder would otherwise be entitled to receive. If, after the Series E+ Preference Amount has been paid in full, the Company has insufficient assets to permit payment of the Other Preference Amount in full to all Preferred Shareholders (other than the Series E+ Shareholders), then the assets of the Company shall be distributed ratably to the Preferred Shareholders (other than the Series E+ Shareholders) in proportion to the Other Preference Amount each such Preferred Shareholder would otherwise be entitled to receive.

(b)

Notwithstanding any other provision of this Section 10.7, the Company may at any time, out of funds legally available therefor, repurchase Ordinary Shares of the Company issued to or held by employees, officers or consultants of the Company or its Subsidiaries upon termination of their employment or services pursuant to the terms of the ESOP, whether or not dividends or other distributions on the Preferred Shares shall have been declared.

(c)

In the event the Company proposes to distribute assets other than cash in connection with any Liquidating Transaction of the Company, the value of the assets to be distributed to the holders of Preferred Shares and Ordinary Shares shall be determined by a Board Supermajority (which decision shall include the affirmative votes of the PSD Majority), or by a liquidator if one is appointed. Any securities not subjected to investment letter or similar restrictions on free marketability shall be valued as follows:

(i)

If traded on a securities exchange, the value shall be deemed to be the average of the security’s closing prices on such exchange over the thirty (30) day period ending one (1) day prior to the distribution;

(ii)	If traded over-the-counter, the value shall be deemed to be the average of the closing bid prices over the thirty (30) day period ending three (3) days prior to the distribution; and

(iii)

If there is no active public market, the value shall be the fair market value thereof as determined by a Board Supermajority (which decision shall include the affirmative votes of the PSD Majority), or by a liquidator if one is appointed.

The method of valuation of securities subject to investment letter or other restrictions on free marketability shall be adjusted to make an appropriate discount from the market value determined as above in clauses (i), (ii) or (iii) to reflect the fair market value thereof as determined by a Board Supermajority (which decision shall include the affirmative votes of the PSD Majority), or by a liquidator if one is appointed. The Majority Preferred Shareholders shall have the right to challenge any such determination by the Board, or the liquidator, as the case may be, of fair market value pursuant to this Section 10.7(c), in which case the determination of fair market value shall be made by an independent appraiser selected jointly by the Board or the liquidator, as the case may be, and the challenging parties, with the cost of such appraisal to be borne equally by the Company and the challenging parties.

(d)	The provisions under this Section 10.7 shall terminate upon the closing of a QPO or an Approved Listing.

10.8	Relocation

The Parties agree that, in order to ensure the continued success and growth of the Group, they shall:

(a)	investigate, in good faith, the possibility of relocating the Group’s business to Singapore (whether through the re-domiciliation of Group Companies, or otherwise);

(b)	take such preparatory and exploratory steps in respect of the proposed relocation, including where necessary engaging professional advisers, as the Board considers appropriate;

(c)	review any analyses prepared on behalf of the Company in respect of the proposed relocation; and

(d)	in any event, take such steps as are required to relocate the Group’s headquarters to Singapore.

The Parties, in carrying out such investigations and steps, shall consider, inter alia, the following factors: (i) the tax affairs of the Group (including the interaction of the Group with the tax jurisdiction of the Group’s Shareholder base); (ii) the strategic focus of the Group; and (iii) other business considerations (such as the location of the Group’s suppliers and key customer base).

10.9	Public Offering.

Without the prior written consent of Primavera, the Company shall not, and the Founder shall cause the Company not to, enter into any arrangement for (i) an initial public offering (including an Approved Listing) or (ii) any equivalent transaction involving any Group Company (including an De-SPAC Transaction) which would result in a similar offering as set forth in (i), in each case, that does not constitute a QPO.

10.10	Merger or Similar Business Combination.

Without the prior written consent of MB, the Company shall not, and the Founder shall cause the Company not to, undertake any De-SPAC Transaction where the per share price to be received by MB (taking into account any additional consideration that the Founder and/or any other Person may agree to pay to MB in connection therewith) with respect to its Series E+ Shares is less than US$38.104137465 (i.e. 1.5 times the issue price for the Series E+ Shares), as adjusted for share splits or combinations, share dividends or distributions, recapitalizations and similar events.

11.	REGISTRATION RIGHTS.

11.1	Applicability of Rights.

The Preferred Shareholders shall be entitled to the following rights with respect to any potential public offering of the Company’s Ordinary Shares in the United States and shall be entitled to reasonably analogous or equivalent rights with respect to any other offering of the Company’s securities in any other jurisdiction in which the Company undertakes to publicly offer or list such securities for trading on a recognized securities exchange.

11.2	Definitions.

For the purposes of this Section 11:

(a)

Registration. The terms “register”, “registered”, and “registration” refer to a registration effected by preparing and filing a registration statement which is in a form which complies with, and is declared effective by the SEC (as defined below) in accordance with, the Securities Act.

(b)

Registrable Securities. The term “Registrable Securities” shall mean all Ordinary Shares of the Company, including those issued or to be issued pursuant to the conversion of any Preferred Shares or upon the conversion or exercise of any Warrant, right or other Equity Securities of the Company, and those issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, any Preferred Shares. Notwithstanding the foregoing, “Registrable Securities” shall exclude any Registrable Securities sold by a Person in a transaction in which rights under this Section 11 are not assigned in accordance with this Agreement, and any Registrable Securities which are sold in a registered public offering under the Securities Act or analogous statute of another jurisdiction, or sold pursuant to Rule 144 promulgated under the Securities Act or analogous rule of another jurisdiction.

(c)

Registrable Securities Then Outstanding. The number of shares of “Registrable Securities Then Outstanding” shall mean the number of Ordinary Shares of the Company that are Registrable Securities and are then issued and outstanding, issuable upon conversion of Preferred Shares then issued and outstanding or issuable upon conversion or exercise of any warrant, right or other security then outstanding.

(d)

Holder. For the purposes of this Section 11, the term “Holder” shall mean any Person owning or having the right to acquire Registrable Securities or any permitted assignee of record of such Registrable Securities to whom rights under this Section 11 have been duly assigned in accordance with this Agreement.

(e)

Form F-3. The term “Form F-3”shall mean such respective form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(f)	SEC. The term “SEC” shall mean the U.S. Securities and Exchange Commission.

(g)

Registration Expenses. The term “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 11.3, 11.4 and 11.5 hereof, including all registration and filing fees, printing expenses, fees, and disbursements of counsel for the Company, reasonable fees and disbursements of counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

(h)

Selling Expenses. The term “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to Sections 11.3, 11.4 and 11.5 hereof.

(i)	Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

(j)	Requested Notice. The term “Requested Notice” shall have the meaning as set forth in Section 11.3(a) hereof.

(k)	Initiating Holders. The term “Initiating Holders” shall have the meaning as set forth in Section 11.3(b) hereof.

(l)	Indemnitees. The terms “Company Indemnitees” and “Selling Holder Indemnitees” shall have the meaning as set forth in Section 11.9(a) and Section 11.9(b), respectively, hereof.

(m)	Violation. The term “Violation” shall have the meaning as set forth in Section 11.9(a) hereof.

(n)

For the purposes of this Agreement, reference to registration of securities under the Securities Act and the Exchange Act shall be deemed to mean the equivalent registration in a jurisdiction other than the United States as designated by such Holders, it being understood and agreed that in each such case all references in this Agreement to the Securities Act, the Exchange Act and rules, forms of registration statements and registration of securities thereunder, U.S. law and the SEC, shall be deemed to refer to the equivalent statutes, rules, forms of registration statements, registration of securities and laws of and equivalent government authority in the applicable non-U.S. jurisdiction mutatis mutandis.

11.3	Demand Registration.

(a)

Request by Holders. If the Company shall receive at any time after the earlier of (i) five (5) years after the Series E+ Closing, or (ii) six (6) months following the Company’s QPO or Approved Listing, a written request from the Holders of at least twenty-five percent (25%) of the Registrable Securities Then Outstanding that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 11.3, then the Company shall, within ten (10) Business Days of the receipt of such written request, give written notice of such request (“Request Notice”) to all Holders, and use its reasonable efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered and included in such registration by written notice given by such Holders to the Company within twenty (20) days after receipt of the Request Notice, subject only to the limitations of this Section 11.3; provided that the Company shall not be obligated to effect any such registration if the Company has, within the six (6) month period preceding the date of such request, already effected a registration under the Securities Act pursuant to this Section 11.3 or Section 11.5 or in which the Holders had an opportunity to participate pursuant to the provisions of Section 11.4, other than a registration from which the Registrable Securities of the Holders have been excluded (with respect to all or any portion of the Registrable Securities the Holders requested be included in such registration) pursuant to the provisions of Section 11.4(a).

(b)

Underwriting. If the Holders initiating the registration request under this Section 11.3 (the “Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section 11.3 and the Company shall include such information in the Request Notice. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a simple majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Holders of a simple majority of the Registrable Securities being registered and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 11.3, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities Then Outstanding held by each Holder requesting registration (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities are first entirely excluded from the underwriting and registration including all shares that are not Registrable Securities and are held by any other Person, including any person who is an employee, officer or director of the Company or any subsidiary of the Company; provided further, that at least thirty percent (30%) of shares of Registrable Securities requested by the Holders to be included in such underwriting and registration shall be so included. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) Business Days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(c)

Number of Demand Registrations. The Company shall be obligated to effect at least three (3) such demand registrations upon request of the Holders of ten percent (10%) of the Registrable Securities pursuant to this Section 11.3.

(d)

Deferral. Notwithstanding the foregoing, if the Company shall furnish to Holders requesting registration pursuant to this Section 11.3, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its shareholders for such registration statement to be filed at such time, then the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period; provided further, that the Company shall not register any other of its shares during such twelve (12) month period. A demand right shall not be deemed to have been exercised until such deferred registration shall have been effected.

(e)

Other Securities Laws in Demand Registration. In the event of any registration pursuant to this Section 11.3, the Company shall register and qualify the securities covered by the registration statement under the securities laws of any other jurisdictions outside of the United States or elsewhere as shall be appropriate for the distribution of the securities; provided, however, that (a) the Company shall not be required to do business or to file a general consent to service of process in any such state or jurisdiction, and (b) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, the expenses shall be payable pro rata by the selling shareholders.

11.4	Piggyback Registrations.

(a)

The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for the purposes of effecting a public offering of securities of the Company (including registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any employee benefit plan or a corporate reorganization or other Rule 145 transaction, an offer and sale of debt securities, or a registration on any registration form that does not permit secondary sales) or exercising the demand registration rights by the Initiating Holders under Section 11.3, and shall afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b)

Underwriting. If a registration statement under which the Company gives notice under this Section 11.4 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder’s Registrable Securities to be included in a registration pursuant to this Section 11.4 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Agreement but subject to Section 11.12, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of shares of Registrable Securities then held by each such Holder, and third, to holders of other securities of the Company; provided, however, that the right of the underwriter(s) to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that (i) the number of Registrable Securities included in any such registration is not reduced below thirty percent (30%) of the aggregate number of shares of Registrable Securities for which inclusion has been requested; and (ii) all shares that are not Registrable Securities and are held by any other Person, including any person who is an employee, officer or director of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded unless otherwise approved by a simple majority of the Holders of the Registrable Securities in writing. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) Business Days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(c)

Not Demand Registration. Registration pursuant to this Section 11.4 shall not be deemed to be a demand registration as described in Section 11.3 above. There shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section 11.4.

11.5	Form F-3 Registration.

In case the Company shall receive from any Holder or Holders of a simple majority of all Registrable Securities Then Outstanding a written request or requests that the Company effect a registration on Form F-3 (or an equivalent registration in a jurisdiction outside of the United States) and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then the Company will:

(a)

Notice. Promptly give written notice of the proposed registration and the Holder’s or Holders’ request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(b)

Registration. As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after the Company provides the notice contemplated by Section 11.5(a); provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 11.5:

(i)	if Form F-3 is not available for such offering by the Holders;

(ii)

if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than US$1,000,000;

(iii)

if the Company shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such Form F-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form F-3 registration statement no more than once during any twelve (12) month period for a period of not more than sixty (60) days after receipt of the request of the Holder or Holders under this Section 11.5; provided that the Company shall not register any of its other shares during such sixty (60) day period;

(iv)

if the Company has, within the six (6) month period preceding the date of such request, already effected a registration under the Securities Act other than a registration from which the Registrable Securities of Holders have been excluded (with respect to all or any portion of the Registrable Securities the Holders requested be included in such registration) pursuant to the provisions of Sections 11.3(b) and 11.4(b); or

(v)

in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c)

Not Demand Registration. Form F-3 registrations shall not be deemed to be demand registrations as described in Section 11.3 above. Except as otherwise provided herein, there shall be no limit on the number of times the Holders may request registration of Registrable Securities under this Section 11.5.

(d)

Underwriting. If the Holders of Registrable Securities requesting registration under this Section 11.5 intend to distribute the Registrable Securities covered by their request by means of an underwriting, the provisions of Section 11.3(b) shall apply to such registration.

11.6	Expenses.

All Registration Expenses incurred in connection with any registration pursuant to Sections 11.3, 11.4 or 11.5 shall be borne by the Company but excluding the Selling Expenses.

11.7	Obligations of the Company.

Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as possible:

(a)

Registration Statement. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective, and upon the request of the Holders of a simple majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to ninety (90) days or, in the case of Registrable Securities registered under Form F-3 in accordance with Rule 415 under the Securities Act or a successor rule, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such ninety (90) day period shall be extended for a period of time equal to the period any Holder refrains from selling any securities included in such registration at the request of the underwriter(s), and (ii) in the case of any registration of Registrable Securities on Form F-3 which are intended to be offered on a continuous or delayed basis, such ninety (90) day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold.

(b)

Amendments and Supplements. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c)

Prospectuses. Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(d)

Blue Sky. Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(e)

Underwriting. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement in usual and customary form with the managing underwriter(s) of such offering.

(f)

Notification. Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of (i) the issuance of any stop order by the SEC in respect of such registration statement, or (ii) the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g)

Opinion and Comfort Letter. Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriter(s) for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a simple majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and (ii) letters dated as of (x) the effective date of the registration statement covering such Registrable Securities and (y) the closing date of the offering from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a simple majority in interest of the Holders requesting registration, addressed to the underwriters, if any.

11.8	Furnish Information.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 11.3, 11.4 or 11.5 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to timely effect the Registration of their Registrable Securities.

11.9	Indemnification.

In the event any Registrable Securities are included in a registration statement under Sections 11.3, 11.4 or 11.5:

(a)

By the Company. To the extent permitted by Applicable Law, the Company will indemnify and hold harmless each Holder, its Affiliates, partners, general partners, limited partners, shareholders, officers, employees, directors, legal counsel, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively, the “Company Indemnitees”), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other United States federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):

(i)

any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

(ii)	the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(iii)

any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any United States federal or state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any United States federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Company Indemnitee for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 11.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Company Indemnitee.

(b)

By Selling Holders. To the extent permitted by Applicable Law, each selling Holder will, if Registrable Securities held by Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, general partners, limited partners, shareholders, directors, officers, legal counsel or any Person who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively, the “Selling Holder Indemnitees”), against any losses, claims, damages or liabilities (joint or several) to which any of the Selling Holder Indemnitees may become subject under the Securities Act, the Exchange Act or other United States federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Selling Holder Indemnitees in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 11.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further, that in no event shall any indemnity under this Section 11.9(b) exceed the net proceeds received by such Holder in the registered offering out of which the applicable Violation arises.

(c)

Notice. Promptly after receipt by an indemnified party under this Section 11.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 11.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 11.9 to the extent the indemnifying party is prejudiced as a result thereof, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 11.9.

(d)

Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any indemnified party makes a claim for indemnification pursuant to this Section 11.9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 11.9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party in circumstances for which indemnification is provided under this Section 11.9; then, and in each such case, the indemnified party and the indemnifying party will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that a Holder (together with its related Persons) is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Holders are responsible for the remaining portion. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, Knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case: (A) no Holder will be required to contribute any amount in excess of the net proceeds to such Holder from the sale of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement; and (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)

Survival; Consents to Judgments and Settlements. The obligations of the Company and Holders under this Section 11.9 shall survive the completion of any offering of Registrable Securities in a registration statement, regardless of the expiration of any statutes of limitation or extensions of such statutes. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

11.10	Termination of the Company’s Obligations.

The Company’s obligations under Sections 11.3, 11.4 and 11.5 with respect to any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Sections 11.3, 11.4 or 11.5 shall terminate at any time after the earlier of (i) five (5) years after the occurrence of the Company’s QPO or Approved Listing, or (ii) when all shares of each Preferred Shareholder are eligible to be sold without restriction under Rule 144(k) within any ninety (90) day period.

11.11	No Registration Rights to Third Parties.

Without the prior written consent of the Holders of a simple majority in interest of the Registrable Securities Then Outstanding, the Company covenants and agrees that it shall not grant, or cause or permit to be created, for the benefit of any Person any registration rights of any kind (whether similar to the demand, “piggyback” or Form F-3 registration rights described in this Section 11, or otherwise) relating to any securities of the Company which are senior to, or on a parity with, those granted to the Holders of Registrable Securities.

11.12	Rule 144 Reporting.

With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration or pursuant to a registration on Form F-3, after such time as a public market exists for the Ordinary Shares, the Company agrees to:

(a)

Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b)

File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c)

So long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the Company’s initial public offering), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or its qualification as a registrant whose securities may be resold pursuant to Form F-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to Form F-3.

11.13	Transfer of Rights.

The forgoing Registration Rights may be assigned to any transferee of Preferred Shares.

12.	GENERAL PROVISIONS.

12.1	Termination; Effect of Termination.

(a)	This Agreement shall terminate upon the earliest to occur of:

(i) the date on which all Shares subject to this Agreement are held by one (1) Shareholder together with its Affiliates;

(ii) the termination, dissolution, liquidation or winding up of the Company (but in no event prior to the fulfillment of liquidation and other obligations under this Agreement and the Restated Memorandum and Articles); or

(iii) the agreement of the Parties to this Agreement, acting together and by written instrument.

(b) Any Shareholder hereunder that together with its Affiliates ceases to hold Shares in accordance with the provisions of this Agreement, shall cease to be a party hereto, resulting in termination of all further rights and obligations of such Shareholder except for any rights and obligations set forth in Section 12.1(c) (but excluding subclause (i)), and shall take all necessary and lawful steps to ensure the removal of the director(s) and/or observer(s) it has nominated in accordance with this Agreement, without any liability on the part of any Group Company.

(c) The termination of this Agreement shall terminate all further rights and obligations of the Shareholders under this Agreement except that such termination shall not affect:

(i)	the existence of the Company;

(ii)

any rights and obligations accrued prior such termination, including the right of any Party to receive and the obligation of any Party to pay any amounts arising on or prior to the date of termination;

(iii)	the right of any Party to receive and the obligation of any Party to pay any amounts in connection with such termination;

(iv)	the rights which any Shareholder may have by operation of law as a shareholder of the Company; or

(v)	the rights contained herein which by their terms are intended to survive termination of this Agreement.

The following provisions will survive the termination of this Agreement: Section 6 (Indemnification), Section 11.9 (Indemnification), Section 7 (Confidentiality and Non-Disclosure), Section 12.1(c) (Termination; Effect of Termination), Section 12.3 (Governing Law), Section 12.4 (Dispute Resolution), Section 12.6 (Notices), Section 12.7 (Delays or Omissions), Section 12.10 (Amendments and Waivers), Section 12.11 (Language) and Section 12.16 (Third Party Rights).

12.2	Binding Effect; Assignment.

(a)	This Agreement shall be binding on and shall inure for the benefit of the successors, heirs, executors and administrators, and permitted transferees and permitted assignees of the Parties.

(b)

Each permitted transferee and permitted assignee of the shares of the Company shall be subject to the terms hereof, and, as a condition to the Company’s recognition of such transfer, the transferor shall procure that the permitted transferee or permitted assignee shall agree in writing to be subject to each of the terms of this Agreement by execution of a deed of adherence substantially in the form attached hereto as Exhibit C, and such permitted transferee or permitted assignee shall become a holder of such class of shares so transferred and the relevant Schedule hereto shall be deemed amended to include such permitted transferee or permitted assignee. The Company shall not permit the transfer of the shares of the Company on its books, update its register of members or issue a new certificate representing any such shares unless and until such transferee has complied with the terms of this Section 12.2(b).

(c)

Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties hereto or their respective executors, administrators, heirs, successors and permitted transferees and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

12.3	Governing Law.

This Agreement shall be governed by and construed in all respects in accordance with the laws of Hong Kong.

12.4	Dispute Resolution.

(a)

Any dispute, controversy or claim (each, a “Dispute”) arising out of or relating to this Agreement or the interpretation, breach, termination or validity hereof, shall be resolved at the first instance through consultation between the Parties to such Dispute. Such consultation shall begin immediately after any Party has delivered written notice to any Party to the Dispute requesting such consultation.

(b)

If the Dispute is not resolved within fifteen (15) days following the date on which such notice is given, the Dispute shall be submitted to arbitration upon the request of any Party to the Dispute with notice to each other Party to the Dispute (the “Arbitration Notice”).

(c)

The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “Centre”). There shall be three (3) arbitrators. The claimants, shall collectively choose one (1) arbitrator, the respondents shall collectively choose one (1) arbitrator and the two (2) arbitrators shall jointly select the third (3rd) arbitrator who shall serve as the chairman of the arbitration tribunal. If any of the members of the arbitral tribunal have not been appointed within thirty (30) days after the Arbitration Notice is given, the relevant appointment shall be made by the Centre.

(d)

The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the Hong Kong International Arbitration Centre Administered Arbitration Rules, as administered by the Centre at the time of the arbitration. However, if such rules are in conflict with the provisions of this Section 12.4, including the provisions concerning the appointment of arbitrators, the provisions of this Section 12.4 shall prevail.

(e)

The arbitrators shall decide any Dispute submitted by the Parties strictly in accordance with the substantive law of Hong Kong; provided that when the published laws of Hong Kong do not cover a certain matter, international legal principles and practices shall apply.

(f)

Each Party to the arbitration shall cooperate with the other Parties to the arbitration in making full disclosure of and providing complete access to all information and documents requested by such other Party in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such Party.

(g)	The costs of arbitration shall be borne by the losing Party, unless otherwise determined by the arbitration tribunal.

(h)

When any Dispute occurs and when any Dispute is under arbitration, except for the matters in dispute, the Parties shall continue to fulfill their respective obligations and shall be entitled to exercise their rights under this Agreement.

(i)	The award of the arbitration tribunal shall be final and binding upon the Parties, and the prevailing Party may apply to a court of competent jurisdiction for enforcement of such award.

(j)	Any Party shall be entitled to seek preliminary injunctive relief from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

(k)	During the course of the arbitration tribunal’s adjudication of the Dispute, this Agreement shall continue to be performed except with respect to the part in dispute and under adjudication.

12.5	Entire Agreement.

This Agreement, the other Transaction Agreements and any other transaction agreement the execution of which is contemplated hereunder and thereunder and the schedules and exhibits hereto and thereto constitute the entire understanding and agreement between the Parties with respect to the subject matter hereof and thereof and supersede all prior written or oral understandings or agreements with respect to the subject matter hereof and thereof. The Prior Shareholders’ Agreement is hereby amended, restated, replaced, and superseded in its entirety by this Agreement. Each Shareholder hereby confirms that it unconditionally and irrevocably consents to the transactions contemplated by the Series E+ Purchase Agreements and irrevocably waives (i) any Right of Participation, pre-emptive right or similar rights such Shareholder may have and (ii) any most-favoured-nation treatment or similar treatment such Shareholder may be entitled to, in each case of (i) and (ii), pursuant to the Prior Shareholders’ Agreement (or such earlier shareholders agreement to which such shareholder is a party), the Existing MA&A or the respective share purchase agreement or similar agreement relating to its investment in the Company, and in the case of (i) solely in respect of the transactions contemplated by the Transaction Agreements in relation to the Series E+ Shares.

12.6	Notices.

Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other Party, upon delivery; (b) three (3) days after deposit in the mail as air mail or certified mail, postage prepaid and addressed to the other Parties as set forth on Exhibit E hereto; or (c) one (1) day after deposit with an overnight delivery service, postage prepaid, addressed to the other Parties as set forth on Exhibit E hereto with next day delivery guaranteed. A Party may change or supplement the addresses given in Exhibit E, or designate additional addresses, for the purposes of this Section 12.6, by giving the other Parties written notice of the new address in the manner set forth above.

12.7	Delays or Omissions.

No delay or omission in exercising any right, power or remedy accruing to any Party hereto, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement or any waiver of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any Party shall be cumulative and not alternative.

12.8	Severability.

The illegality, invalidity or unenforceability of any provision of this Agreement under any law does not affect its legality, validity or enforceability under any other law nor the legality, validity or enforceability of any other provision.

12.9	Adjustments for Share Splits, Etc.

Wherever in this Agreement there is a reference to a specific number of Preferred Shares or Ordinary Shares of the Company or their respective per share price, then, upon the occurrence of any share split or combination, share dividend or distribution, recapitalization and similar event of the Preferred Shares or Ordinary Shares, the specific number of shares or their respective per share price so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the issued and outstanding shares of such class or series of shares by such share split or combination, share dividend or distribution, recapitalization and similar event.

12.10	Amendments and Waivers.

No waiver of any of the provisions of this Agreement shall be enforceable against any Party unless in writing signed by such Party. This Agreement may be amended by the written consent of the Ordinary Shareholder(s) owning no less than 50% of the then issued and outstanding Ordinary Shares (excluding the Restricted Ming Yu Ordinary Shares and any Ordinary Shares issued for the exercise of the Warrants or under the ESOP) and the Preferred Shareholder(s) owning no less than 50% of the then issued and outstanding Preferred Shares, and any such amendment shall be enforceable against all Parties hereto and their respective successors or assignees; provided that (a) no amendment shall be effective or enforceable in respect of any particular series of Preferred Shares if such amendment affects such series materially and adversely differently from the other series of Preferred Shares without the prior written consent of the holders of at least 50% of such series of Preferred Shares; and (b) no amendment shall be effective or enforceable in respect of a holder of any particular series of Preferred Shares if such amendment affects the holder materially and adversely differently from the other holders of the same series of Preferred Shares without the prior written consent of such holder. For the avoidance of doubt, the Series E+ Shares shall be treated as a different series of shares from the Series E Shares in respect of the preferential rights of the Series E+ Shares set out in this Agreement.

12.11	Language.

This Agreement has been executed in English.

12.12	Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

12.13	Waiver of Participation Rights etc.

Each of the Ordinary Shareholders hereby waives any Right of Participation or other rights to purchase any portion of the Preferred Shares, the Warrants or the Warrant Shares issued by the Company pursuant to the Transaction Agreements, any other agreement to which the Company is a party prior to the date hereof or the Constitutional Documents of the Company.

12.14	Binding Effect.

This Agreement shall take effect upon execution by the Parties hereto.

12.15	This Agreement to Control.

If and to the extent that there are inconsistencies between the provisions of this Agreement and the Restated Memorandum and Articles of the Company or the Constitutional Documents of any Group Company, the provisions of this Agreement shall prevail as between the Parties, and the Parties agree to procure and take all actions necessary, as promptly as practicable after the discovery of such inconsistency, to amend the Restated Memorandum and Articles of the Company or the Constitutional Documents of any Group Company to conform to the provisions of this Agreement so as to eliminate such inconsistency.

12.16	Third Party Rights.

Except as provided in Section 6 and Section 11.9, a Person who is not a party to this Agreement has no right under the (Cap 623) Contracts (Rights of Third Parties) Ordinance to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from the (Cap 623) Contracts (Rights of Third Parties) Ordinance.

[SIGNATURE PAGES FOLLOW

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

New Zone Corporation

As an Ordinary Shareholder and a holder of Restricted Ming Yu Ordinary Shares

By:	/s/ YANG Szu-Nan
Name:	YANG Szu-Nan
Title:

YANG, SZU-NAN (楊思枬)
As an Ordinary Shareholder

/s/ YANG, SZU-NAN
YANG, SZU-NAN

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

EVERY PROSPERITY ENERGY LIMITED

By:	/s/ OU Wenzhi
Name:	OU Wenzhi
Title:	Sole Director

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By   黄勇     , duly authorized to sign for and on behalf of Star Gallery Investments Limited

As a Series D Shareholder

By:	/s/
Name:	黃勇
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

Jelly Technology Co., LTD.
As a Series C Shareholder

By:	/s/
Name:
Title:

By Jelly Technology CO., LTD., duly authorized to sign for and on behalf of Cheng, Shu-Chen (鄭淑珍)

As an Ordinary Shareholder and a Series A and Series B Shareholder

By:	/s/

By Jelly Technology CO., LTD., duly authorized to sign for and on behalf of Chang, Tien-Yu (張殿宇)

As a Series A and Series B Shareholder

By:	/s/

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

Genuine Profit Limited

As a Series A Shareholder

By:	/s/ Peng-Hsuan Li
Name:	Peng-Hsuan Li
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

New Horizon I Holding Company Limited

As a Series C Shareholder

By:	/s/
Name:	陈彤
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

New Horizon I Holding Company Limited

As a holder of Unrestricted Sky Million Ordinary Shares, a Series A Shareholder, a Series B Shareholder and a Series C Shareholder

By:	/s/
Name:	陈彤
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

New Epoch Capital LP

As a Series E Shareholder

acting through its general partner

New Epoch Investment Partners Limited

By:	/s/ Chen Tong
Name:	Chen Tong
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

ECON CAPITAL GROUP LIMITED

As the Series A Shareholder and Series B Shareholder

By:	/s/
Name:
Title:

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

SBCVC Fund IV, L.P.

As a Series A Shareholder and a Series B Shareholder

acting through its general partner

SBCVC Management IV, L.P.

acting through its general partner

SBCVC Limited

By:	/s/
Name:
Title:

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

Ningbo Meishan Bonded Port Area Yuepu Investment Limited Partnership

(宁波梅山保税港区悦璞投资合伙企业 （有限合伙）)

As a Series C Shareholder

By:	/s/
Name:
Title:

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

T&TC CAPITAL LIMITED

As a Series C Shareholder

By:	/s/
Name:
Title:

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

Bright Motion Fund, L.P.

As a holder of Unrestricted Sky Million Ordinary Shares, a Series A Shareholder, a Series B Shareholder and a Series C Shareholder

By:	/s/
Name:
Title:

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

SBCVC Navitas Limited

As a Series E Shareholder

By:	/s/ Chauncey Shey
Name:	Chauncey Shey
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

Lin, Tsung-Yu (林宗諭)

As an Ordinary Shareholder and a Series A Shareholder

/s/ Lin, Tsung-Yu
Lin, Tsung-Yu (林宗諭)

By Lin, Tsung-Yu (林宗諭), duly authorized to sign for and on behalf of Lin, Tai-Chan (林泰璋)

As an Ordinary Shareholder

By:	/s/ Lin, Tai-Chan
Lin, Tai-Chan (林泰璋)

By Lin, Tsung-Yu (林宗諭), duly authorized to sign for and on behalf of Lin, Tsuei-Hwa

(林翠華)

As an Ordinary Shareholder

By:	/s/ Lin, Tsuei-Hwa
Lin, Tsuei-Hwa (林翠華)

By Lin, Tsung-Yu (林宗諭), duly authorized to sign for and on behalf of Lin, Jung (林蓉)

As an Ordinary Shareholder

By:	/s/ Lin, Jung
Lin, Jung (林蓉)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

OPTI International Limited

As an Ordinary Shareholder

By:	/s/
Name:
Title:

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

FARA POWER LIMITED

As a Series D Shareholder

By:	/s/
Name:
Title:

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

Bridge Roots I Ltd.

As a Series D Shareholder

By:	/s/
Name:
Title:

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

Carna Investments Holding Limited

As the Series E+ Shareholder

By:	/s/ Ena Leung Wai Yin
Name:	Ena Leung Wai Yin
Title:	Director

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

Mercedes-Benz AG

As the Series E+ Shareholder

Stuttgart, 16.02.2023

By:	/s/ ppa. Fabian Römer	By:	/s/ ppa. Alexandra Zetzsche
Name:	ppa. Fabian Römer	Name:	ppa. Alexandra Zetzsche
Title:	Authorized Officer (Prokurist)	Title:	Authorized Officer (Prokurist)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

POSCO Holdings Inc.

As the Series E+ Shareholder

By:	/s/ Kyungsub, Lee
Name:	Kyungsub, Lee
Title:	Head, Li-Ion Battery Material Business Executive Vice President

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

VINSMART TRADING AND INVESTMENT PTE LTD.

As the Series E+ Shareholder

By:	/s/ NGUYEN THI VAN TRINH
Name:	NGUYEN THI VAN TRINH
Title:	DIRECTOR

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Chi, Sun-Jen (紀森仁)

As an Ordinary Shareholder and a Series A Shareholder

/s/ Chi, Sun-Jen
Chi, Sun-Jen (紀森仁)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Hsu, Pei-Ling (許佩玲)

As an Ordinary Shareholder

/s/ Hsu, Pei-Ling
Hsu, Pei-Ling (許佩玲)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Tsai, Chih-Yung (蔡志勇)

As an Ordinary Shareholder

/s/ Tsai, Chih-Yung
Tsai, Chih-Yung (蔡志勇)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Tsai, Chih-Ming (蔡志明)

As an Ordinary Shareholder and a Series A Shareholder

/s/ Tsai, Chih-Ming
Tsai, Chih-Ming (蔡志明)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Dai, I-Ing (戴伊瑩)

As an Ordinary Shareholder

/s/ Dai, I-Ing
Dai, I-Ing (戴伊瑩)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Jou, Yi-Cheng (周奕成)

As an Ordinary Shareholder

By:	/s/ Jou, Yi-Cheng
Jou, Yi-Cheng(周奕成)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Hsieh, Ming-Kai (謝明凱)

As a Series B Shareholder

By:	/s/ Hsieh, Ming-Kai
Hsieh, Ming-Kai (謝明凱)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Shen. Yang-Chen (沈暘宸)

As a Series A Shareholder

/s/ Shen. Yang-Chen
Shen. Yang-Chen (沈暘宸)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Shen, Ch-Chang (沈建璋)

As a Series A Shareholder

By:	/s/ Shen, Ch-Chang
Shen, Ch-Chang(沈建璋)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Liu, Chen (劉臻)

As an Ordinary Shareholder

By:	/s/ Liu, Chen
Liu, Chen (劉臻)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Chiou, Shih-Chien (邱仕堅)

As a Series A Shareholder and a Series B Shareholder

By:	/s/ Chiou, Shih-Chien
Chiou, Shih-Chien (邱仕堅)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Chiou, Yi-Tang (邱羿溏)

As a Series B Shareholder

/s/ Chiou, Yi-Tang
Chiou, Yi-Tang (邱羿溏)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Chiou, Bryson (邱羿綸)

As a Series B Shareholder

By:	/s/ Chiou, Bryson
Chiou, Bryson (邱羿綸)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Chang, Shang-Ju (張尚儒)

As a Series B Shareholder

By:	/s/ Chang, Shang-Ju
Chang, Shang-Ju (張尚儒)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Lin, Yi De (林宜德)

As a Series B Shareholder

By:	/s/ Lin, Yi De
Lin, Yi De (林宜德)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Chang, Ming-Hung (張銘宏)

As an Ordinary Shareholder

/s/ Chang, Ming-Hung
Chang, Ming-Hung (張銘宏)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Lin, Long-Jin (林櫳鑫)

As an Ordinary Shareholder and a Series A Shareholder

By:	/s/ Lin, Long-Jin
Lin, Long-Jin (林櫳鑫)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Peng, Ying-Chen (彭映禎)

As a Series B Shareholder

By:	/s/ Peng, Ying-Chen
Peng, Ying-Chen (彭映禎)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Chen, Hsiao-Chung (陳孝中)

As an Ordinary Shareholder

/s/ Chen, Hsiao-Chung
Chen, Hsiao-Chung (陳孝中)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Yiou, Ching-Huei (漩晴惠)

As an Ordinary Shareholder, a Series A Shareholder and a Series B Shareholder

By:	/s/ Yiou, Ching-Huei
Yiou, Ching-Huei (漩晴惠)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Yu, Shih-Hai (游適亥)

As a Series B Shareholder

By:	/s/ Yu, Shih-Hai
Yu, Shih-Hai (游適亥)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Wang, Yueh-Chiao (王月皎)

As an Ordinary Shareholder

By:	/s/ Wang, Yueh-Chiao
Wang, Yueh-Chiao (王月皎)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Hsu, Jui-Feng (許瑞峰)

As an Ordinary Shareholder and a Series A Shareholder

/s/

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Chiu, I-Lung (邱奕龍)

As a Series B Shareholder

By:	/s/ Chiu, I-Lung
Chiu, I-Lung (邱奕龍)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Tseng, Tien-Chun (鄭定群)

As an Ordinary Shareholder

By:	/s/ Tseng, Tien-Chun
Tseng, Tien-Chun (鄭定群)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Kuo, Chiu-Hsueh (郭秋雪)

As an Ordinary Shareholder, a Series A Shareholder, a Series B Shareholder and a Series C Shareholder

/s/ Kuo, Chiu-Hsueh
Kuo, Chiu-Hsueh (郭秋雪)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Chang, Ming-Ju (張銘如)

As an Ordinary Shareholder and a Series B Shareholder

By:	/s/ Chang, Ming-Ju
Chang, Ming-Ju (張銘如)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Chen, Tuan-Wei (陳端偉)

As an Ordinary Shareholder and a Series A Shareholder

/s/ Chen, Tuan-Wei
Chen, Tuan-Wei (陳端偉)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Chiu, Shin-Fu (邱信富)

As a Series A Shareholder

By:	/s/ Chiu, Shin-Fu
Chiu, Shin-Fu (邱信富)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Lin, Sheng-Tien (林昇添)

As an Ordinary Shareholder

By:	/s/ Lin, Sheng-Tien
Lin, Sheng-Tien (林昇添)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Chang, Shih-Chung (張世忠)

As a Series A Shareholder

By:	/s/ Chang, Shih-Chung
Chang, Shih-Chung (張世忠)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Pai, Tung Yi (白東益)

As an Ordinary Shareholder

/s/ Pai, Tung Yi
Pai, Tung Yi (白東益)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHEN, MEI-LI (陳美吏)

As an Ordinary Shareholder

By:	/s/ CHEN, MEI-LI
CHEN, MEI-LI (陳美吏)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LIN, CHIH-JUNG (林芷蓉)

As an Ordinary Shareholder

By:	/s/ LIN, CHIH-JUNG
LIN, CHIH-JUNG (林芷蓉)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HSU, FENG-LIN (許逢麟)

As an Ordinary Shareholder

By:	/s/ HSU, FENG-LIN
HSU, FENG-LIN (許逢麟)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LIAO, MEI-YEN (廖美燕)

As an Ordinary Shareholder

/s/ LIAO, MEI-YEN
LIAO, MEI-YEN (廖美燕)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of PAI, CHIN-SUNG (白金松)

As an Ordinary Shareholder

By:	/s/ PAI, CHIN-SUNG
PAI, CHIN-SUNG (白金松)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HSIAO, MEI-CHUAN (蕭美娟)

As an Ordinary Shareholder

By:	/s/ HSIAO, MEI-CHUAN
HSIAO, MEI-CHUAN (蕭美娟)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LIN, MING-HUI (林明輝)

As an Ordinary Shareholder

By:	/s/ LIN, MING-HUI
LIN, MING-HUI (林明輝)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Huang, Tzu-Chang (黃子強)

As an Ordinary Shareholder

/s/ Huang, Tzu-Chang
Huang, Tzu-Chang (黃子強)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Chen, Chen-Ling (陳甄凌)

As an Ordinary Shareholder

By:	/s/ Chen, Chen-Ling
Chen, Chen-Ling (陳甄凌)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Shen, Hya-Chien (沈華堅)

As an Ordinary Shareholder and a Series A Shareholder

By:	/s/ Shen, Hya-Chien
Shen, Hya-Chien (沈華堅)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Wang, Mei-Li (王美麗)

As an Ordinary Shareholder

By:	/s/ Wang, Mei-Li
Wang, Mei-Li (王美麗)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Chang Hsien Tang (張獻堂)

As an Ordinary Shareholder and a Series A Shareholder

By:	/s/ LIN, MING-HUI
Chang Hsien Tang (張獻堂)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Belov, Dmitry (Dmitry)

As an Ordinary Shareholder

/s/ Belov, Dmitry (Dmitry)
Belov, Dmitry (Dmitry)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of WEN, RU SHIOU (文如綉)

As an Ordinary Shareholder

By:	/s/ WEN, RU SHIOU
WEN, RU SHIOU (文如綉)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of WANG, CHING HO (王清和)

As an Ordinary Shareholder

By:	/s/ WANG, CHING HO
WANG, CHING HO (王清和)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of WANG, CHAO CHING (王朝慶)

As an Ordinary Shareholder

By:	/s/ WANG, CHAO CHING
WANG, CHAO CHING (王朝慶)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of WANG, KUAN CHUAN (王觀娟)

As an Ordinary Shareholder

/s/ WANG, KUAN CHUAN
WANG, KUAN CHUAN (王觀娟)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of WU, MENG HUNG (吳孟鴻)

As an Ordinary Shareholder

By:	/s/ WU, MENG HUNG
WU, MENG HUNG (吳孟鴻)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of WU, CHUN HSIEN (吳俊賢)

As an Ordinary Shareholder

By:	/s/ WU, CHUN HSIEN
WU, CHUN HSIEN (吳俊賢)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Wu, Chia Hui (吳家慧)

As an Ordinary Shareholder

By:	/s/ Wu, Chia Hui
Wu, Chia Hui (吳家慧)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of SUNG, HSIN CHI (宋心琦)

As an Ordinary Shareholder

/s/ SUNG, HSIN CHI
SUNG, HSIN CHI (宋心琦)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LEE, CHIA CHAN (李嘉展)

As an Ordinary Shareholder

By:	/s/ LEE, CHIA CHAN
LEE, CHIA CHAN (李嘉展)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LEE, HUI-CHIN (李蕙君)

As an Ordinary Shareholder

By:	/s/ LEE, HUI-CHIN
LEE, HUI-CHIN (李蕙君)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHOU, MING CHIEH (周明潔)

As an Ordinary Shareholder

By:	/s/ CHOU, MING CHIEH
CHOU, MING CHIEH (周明潔)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LIN, FANG RU (林芳汝)

As an Ordinary Shareholder

/s/ LIN, FANG RU
LIN, FANG RU (林芳汝)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LIN, HSIU HUNG (林修弘)

As an Ordinary Shareholder

By:	/s/ LIN, HSIU HUNG
LIN, HSIU HUNG (林修弘)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Lin, Jui Ping (林瑞萍)

As an Ordinary Shareholder

By:	/s/ Lin, Jui Ping
Lin, Jui Ping (林瑞萍)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LIN, YU CHE (林譽哲)

As an Ordinary Shareholder

By:	/s/ LIN, YU CHE
LIN, YU CHE (林譽哲)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHI, HSIN HSIN (紀心欣)

As an Ordinary Shareholder

/s/ CHI, HSIN HSIN
CHI, HSIN HSIN (紀心欣)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of SUN, CHEN CHUN (孫振郡)

As an Ordinary Shareholder

By:	/s/ SUN, CHEN CHUN
SUN, CHEN CHUN (孫振郡)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Ma, Wei Lun (馬維侖)

As an Ordinary Shareholder

By:	/s/ Ma, Wei Lun
Ma, Wei Lun (馬維侖)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHANG, TSUNG SHENG (張棕盛)

As an Ordinary Shareholder

By:	/s/ CHANG, TSUNG SHENG
CHANG, TSUNG SHENG (張棕盛)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LIANG, HSIN WEI (梁信偉)

As an Ordinary Shareholder

/s/ LIANG, HSIN WEI
LIANG, HSIN WEI (梁信偉)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHUANG, CHIEN-HSUAN (莊建軒)

As an Ordinary Shareholder

By:	/s/ CHUANG, CHIEN-HSUAN
CHUANG, CHIEN-HSUAN (莊建軒)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HSU, CHIA MING (許家銘)

As an Ordinary Shareholder

By:	/s/ HSU, CHIA MING (許家銘)
HSU, CHIA MING (許家銘)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Hsu, Jung Chen (許容禎)

As an Ordinary Shareholder

By:	/s/ Hsu, Jung Chen
Hsu, Jung Chen (許容禎)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of SHEU, CHYI YANG (許琪揚)

As an Ordinary Shareholder

/s/ SHEU, CHYI YANG
SHEU, CHYI YANG (許琪揚)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of KUO, HSIAO CHING (郭小靖)

As an Ordinary Shareholder

By:	/s/ KUO, HSIAO CHING
KUO, HSIAO CHING (郭小靖)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHEN, SZU YING (陳思穎)

As an Ordinary Shareholder

By:	/s/ CHEN, SZU YING
CHEN, SZU YING (陳思穎)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHEN, WEI-CHEN (陳唯真)

As an Ordinary Shareholder

By:	/s/ CHEN, WEI-CHEN
CHEN, WEI-CHEN (陳唯真)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of PENG, YI HSIEN (彭議賢)

As an Ordinary Shareholder

/s/ PENG, YI HSIEN
PENG, YI HSIEN (彭議賢)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Tseng, Fang Yu (曾芳鈺)

As an Ordinary Shareholder

By:	/s/ Tseng, Fang Yu
Tseng, Fang Yu (曾芳鈺)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of TANG, SZU CHU (湯絲筑)

As an Ordinary Shareholder

By:	/s/ TANG, SZU CHU
TANG, SZU CHU (湯絲筑)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HUANG, CHIA CHI (黃佳琪)

As an Ordinary Shareholder

By:	/s/ HUANG, CHIA CHI
HUANG, CHIA CHI (黃佳琪)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HUANG, CHUN TA (黃俊達)

As an Ordinary Shareholder

/s/ HUANG, CHUN TA
HUANG, CHUN TA (黃俊達)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HUANG, CHEN YUAN (黃振淵)

As an Ordinary Shareholder

By:	/s/ HUANG, CHEN YUAN
HUANG, CHEN YUAN (黃振淵)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Huang, Yao Sheng (黃堯聖)

As an Ordinary Shareholder

By:	/s/ Huang, Yao Sheng
Huang, Yao Sheng (黃堯聖)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Huang, Chih Fang (黃智芳)

As an Ordinary Shareholder

By:	/s/ Huang, Chih Fang
Huang, Chih Fang (黃智芳)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Huang, Ya Ling (黃雅玲)

As an Ordinary Shareholder

/s/ Huang, Ya Ling
Huang, Ya Ling (黃雅玲)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Yang, Szu Han (楊思涵)

As an Ordinary Shareholder

By:	/s/ Yang, Szu Han
Yang, Szu Han (楊思涵)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of YANG, CHENG MING (楊證銘)

As an Ordinary Shareholder

By:	/s/ YANG, CHENG MING
YANG, CHENG MING (楊證銘)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of YEH, HSUAN-MEI (葉瑄嵋)

As an Ordinary Shareholder

By:	/s/ YEH, HSUAN-MEI
YEH, HSUAN-MEI (葉瑄嵋)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LIU, CHIN LIANG

(劉慶良)

As an Ordinary Shareholder

/s/ LIU, CHIN LIANG
LIU, CHIN LIANG (劉慶良)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of PAN, GUAN-TING

(潘冠廷)

As an Ordinary Shareholder

By:	/s/ PAN, GUAN-TING
PAN, GUAN-TING (潘冠廷)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of TSAI, CHENG WEN

(蔡正文)

As an Ordinary Shareholder

By:	/s/ TSAI, CHENG WEN
TSAI, CHENG WEN (蔡正文)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Tsai, Min Ruei

(蔡姄叡)

As an Ordinary Shareholder

By:	/s/ Tsai, Min Ruei
Tsai, Min Ruei (蔡姄叡)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHENG, PO LUN

(鄭博倫)

As an Ordinary Shareholder

/s/ CHENG, PO LUN
CHENG, PO LUN (鄭博倫)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHENG, LI CHIH

(鄭禮緻)

As an Ordinary Shareholder

By:	/s/ CHENG, LI CHIH
CHENG, LI CHIH (鄭禮緻)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LU, MAO SHENG

(盧楙升)

As an Ordinary Shareholder

By:	/s/ LU, MAO SHENG
LU, MAO SHENG (盧楙升)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HSIAO, CHIH LUNG

(蕭智龍)

As an Ordinary Shareholder

By:	/s/ HSIAO, CHIH LUNG
HSIAO, CHIH LUNG (蕭智龍)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LAI, CHIEN LIANG

(賴建良)

As an Ordinary Shareholder

/s/ LAI, CHIEN LIANG
LAI, CHIEN LIANG (賴建良)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HSIEH, LI TUNG

(謝立銅)

As an Ordinary Shareholder

By:	/s/ HSIEH, LI TUNG
HSIEH, LI TUNG (謝立銅)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HSIEH, SHUN TE

(謝順德)

As an Ordinary Shareholder

By:	/s/ HSIEH, SHUN TE
HSIEH, SHUN TE (謝順德)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHUNG, YUN

KUANG (鍾雲光)

As an Ordinary Shareholder

By:	/s/ CHUNG, YUN KUANG
CHUNG, YUN KUANG (鍾雲光)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LIAO, TSU (廖足)

As an Ordinary Shareholder

/s/ LIAO, TSU
LIAO, TSU (廖足)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LIN, SHAO-KAI

(林邵楷)

As an Ordinary Shareholder

By:	/s/ LIN, SHAO-KAI
LIN, SHAO-KAI (林邵楷)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LIU, YUH WOEI

(劉鈺偉)

As an Ordinary Shareholder

By:	/s/ LIU, YUH WOEI
LIU, YUH WOEI (劉鈺偉)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of TSENG, CHAO

TUNG (曾朝棟)

As an Ordinary Shareholder

By:	/s/ TSENG, CHAO TUNG
TSENG, CHAO TUNG (曾朝棟)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Wei, Yu Hsuan

(魏聿宣)

As an Ordinary Shareholder

/s/ Wei, Yu Hsuan
Wei, Yu Hsuan (魏聿宣)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LO, MING WEI

(羅明偉)

As an Ordinary Shareholder

By:	/s/ LO, MING WEI
LO, MING WEI (羅明偉)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHEN, YU CHIEN

(陳玉倩)

As an Ordinary Shareholder

By:	/s/ CHEN, YU CHIEN
CHEN, YU CHIEN (陳玉倩)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of KUO, KUAN LIN

(郭冠麟)

As an Ordinary Shareholder

By:	/s/ KUO, KUAN LIN
KUO, KUAN LIN (郭冠麟)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HSU, YU JUNG (許毓容)

As an Ordinary Shareholder

/s/ HSU, YU JUNG
HSU, YU JUNG (許毓容)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHEN, CHUN AN (陳俊安)

As an Ordinary Shareholder

By:	/s/ CHEN, CHUN AN
CHEN, CHUN AN (陳俊安)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CAI, YAO CHOU (蔡曜州)

As an Ordinary Shareholder

By:	/s/ CAI, YAO CHOU
CAI, YAO CHOU (蔡曜州)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LYU, JIA JHEN (呂佳蓁)

As an Ordinary Shareholder

By:	/s/ LYU, JIA JHEN
LYU, JIA JHEN (呂佳蓁)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of JIANG, HONG YANG (蔣宏揚)

As an Ordinary Shareholder

/s/ JIANG, HONG YANG
JIANG, HONG YANG (蔣宏揚)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LEE, KEN CHUNG (李耿忠)

As an Ordinary Shareholder

By:	/s/ LEE, KEN CHUNG
LEE, KEN CHUNG (李耿忠)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHEN, HSIU YU (陳秀玉)

As an Ordinary Shareholder

By:	/s/ CHEN, HSIU YU
CHEN, HSIU YU (陳秀玉)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of WU, CHAN JUNG (吳展榕)

As an Ordinary Shareholder

By:	/s/ WU, CHAN JUNG
WU, CHAN JUNG (吳展榕)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of SAM, LIU (劉嘉勝)

As an Ordinary Shareholder

/s/ SAM, LIU
SAM, LIU (劉嘉勝)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHUNG, CHIA CHUN (鍾佳君)

As an Ordinary Shareholder

By:	/s/ CHUNG, CHIA CHUN
CHUNG, CHIA CHUN (鍾佳君)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of KE, MENG HAO (柯孟豪)

As an Ordinary Shareholder

By:	/s/ KE, MENG HAO
KE, MENG HAO (柯孟豪)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LIN, CONG MIN (林琮閔)

As an Ordinary Shareholder

By:	/s/ LIN, CONG MIN
LIN, CONG MIN (林琮閔)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HUNG, CHIA CHIEN (洪嘉前)

As an Ordinary Shareholder

/s/ HUNG, CHIA CHIEN
HUNG, CHIA CHIEN (洪嘉前)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHANG, CHIA WEI (張珈瑋)

As an Ordinary Shareholder

By:	/s/ CHANG, CHIA WEI
CHANG, CHIA WEI (張珈瑋)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of FEI, WEN XIN (費文昕)

As an Ordinary Shareholder

By:	/s/ FEI, WEN XIN
FEI, WEN XIN (費文昕)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of WEI, JUNG HSIN (魏榮信)

As an Ordinary Shareholder

By:	/s/ WEI, JUNG HSIN
WEI, JUNG HSIN (魏榮信)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LO, WEN KUEI (羅文桂)

As an Ordinary Shareholder

/s/ LO, WEN KUEI
LO, WEN KUEI (羅文桂)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHEN, YING SHUO (陳盈碩)

As an Ordinary Shareholder

By:	/s/ CHEN, YING SHUO
CHEN, YING SHUO (陳盈碩)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHANG, HUA HSIEN (張華纖)

As an Ordinary Shareholder

By:	/s/ CHANG, HUA HSIEN
CHANG, HUA HSIEN (張華纖)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of DAI, PENG YUAN (戴蓬元)

As an Ordinary Shareholder

By:	/s/ DAI, PENG YUAN
DAI, PENG YUAN (戴蓬元)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HUNG, CHING CHIEH (洪靖捷)

As an Ordinary Shareholder

/s/ HUNG, CHING CHIEH
HUNG, CHING CHIEH (洪靖捷)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHUNG, CHING LIANG (鍾清亮)

As an Ordinary Shareholder

By:	/s/ CHUNG, CHING LIANG
CHUNG, CHING LIANG (鍾清亮)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of KUO, CHE MING (郭哲銘)

As an Ordinary Shareholder

By:	/s/ KUO, CHE MING
KUO, CHE MING (郭哲銘)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHEN, CHUN HUNG (陳俊宏)

As an Ordinary Shareholder

By:	/s/ CHEN, CHUN HUNG
CHEN, CHUN HUNG (陳俊宏)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHANG, MING TE (張明德)

As an Ordinary Shareholder

/s/ CHANG, MING TE
CHANG, MING TE (張明德)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of PENG, BEI CHUN (彭倍君)

As an Ordinary Shareholder

By:	/s/ PENG, BEI CHUN
PENG, BEI CHUN (彭倍君)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HSIEN, CHANG HSIAO (謝長孝)

As an Ordinary Shareholder

By:	/s/ HSIEN, CHANG HSIAO
HSIEN, CHANG HSIAO (謝長孝)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HUANG, MEI CHING (黃玫靜)

As an Ordinary Shareholder

By:	/s/ HUANG, MEI CHING
HUANG, MEI CHING (黃玫靜)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HSU, YI TING (許依婷)

As an Ordinary Shareholder

/s/ HSU, YI TING
HSU, YI TING (許依婷)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHENG, PO WEN (鄭博文)

As an Ordinary Shareholder

By:	/s/ CHENG, PO WEN
CHENG, PO WEN (鄭博文)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of TANG, SHSIN MEI (唐興梅)

As an Ordinary Shareholder

By:	/s/ TANG, SHSIN MEI
TANG, SHSIN MEI (唐興梅)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LIAO, CHAO MIN (廖昭敏)

As an Ordinary Shareholder

By:	/s/ LIAO, CHAO MIN
LIAO, CHAO MIN (廖昭敏)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HSU, SHUN SHIANG (許舜翔)

As an Ordinary Shareholder

/s/ HSU, SHUN SHIANG
HSU, SHUN SHIANG (許舜翔)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LIANG, HSUN JEN (梁信仁)

As an Ordinary Shareholder

By:	/s/ LIANG, HSUN JEN
LIANG, HSUN JEN (梁信仁)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HSU, HUNG CHAO (徐紅照)

As an Ordinary Shareholder

By:	/s/ HSU, HUNG CHAO
HSU, HUNG CHAO (徐紅照)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HUNG, SHENG TAI (洪聖泰)

As an Ordinary Shareholder

By:	/s/ HUNG, SHENG TAI
HUNG, SHENG TAI (洪聖泰)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HSIAO, SU CHIN (蕭素卿)

As an Ordinary Shareholder

/s/ HSIAO, SU CHIN
HSIAO, SU CHIN (蕭素卿)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HSU, LI MO (徐禮模)

As an Ordinary Shareholder

By:	/s/ HSU, LI MO
HSU, LI MO (徐禮模)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHEN, YI CHEN (陳易成)

As an Ordinary Shareholder

By:	/s/ CHEN, YI CHEN
CHEN, YI CHEN (陳易成)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of YANG, SHU FANG (楊淑芳)

As an Ordinary Shareholder

By:	/s/ YANG, SHU FANG (楊淑芳)
YANG, SHU FANG (楊淑芳)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LIN, CHIN-YUAN

(林志遠)

As an Ordinary Shareholder

/s/ LIN, CHIN-YUAN
LIN, CHIN-YUAN (林志遠)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHUANG, YU PINN (莊玉萍)

As an Ordinary Shareholder

By:	/s/ CHUANG, YU PINN
CHUANG, YU PINN (莊玉萍)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of WENG, YI-HSING (翁義興)

As an Ordinary Shareholder

By:	/s/ WENG, YI-HSING
WENG, YI-HSING (翁義興)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHI, PENG-WEI (紀鵬威)

As an Ordinary Shareholder

By:	/s/ CHI, PENG-WEI
CHI, PENG-WEI (紀鵬威)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CHEN, CHAO-JUNG (陳昭蓉)

As an Ordinary Shareholder

/s/ CHEN, CHAO-JUNG
CHEN, CHAO-JUNG (陳昭蓉)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of HSU, LING-CHUAN (許玲釧)

As an Ordinary Shareholder

By:	/s/ HSU, LING-CHUAN
HSU, LING-CHUAN (許玲釧)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of CEN, YI-LIEN (陳逸蓮)

As an Ordinary Shareholder

By:	/s/ CEN, YI-LIEN
CEN, YI-LIEN (陳逸蓮)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of TSAI, CHUN-FU (蔡春福)

As an Ordinary Shareholder

By:	/s/ TSAI, CHUN-FU
TSAI, CHUN-FU (蔡春福)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Lin, I Hsiu (林宜修)

As an Ordinary Shareholder

/s/ Lin, I Hsiu
Lin, I Hsiu (林宜修)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Lin, Shu Jung (林淑蓉)

As an Ordinary Shareholder

By:	/s/ Lin, Shu Jung
Lin, Shu Jung (林淑蓉)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Huang, Yung Mao (黃永茂)

As an Ordinary Shareholder

By:	/s/ Huang, Yung Mao
Huang, Yung Mao (黃永茂)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Wu, Mei Hui (吳美慧)

As an Ordinary Shareholder

By:	/s/ Wu, Mei Hui
Wu, Mei Hui (吳美慧)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Lin, Yu-Tse (林煜喆)

As a Series A Shareholder and a Series B Shareholder

/s/ Lin, Yu-Tse
Lin, Yu-Tse (林煜喆)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Cheng, Cheng-Fu (鄭誠富)

As an Ordinary Shareholder and a Series A Shareholder

By:	/s/ Cheng, Cheng-Fu
Cheng, Cheng-Fu (鄭誠富)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Chiu, Hui-Hsiang (邱瑞香)

As a Series A Shareholder

By:	/s/ Chiu, Hui-Hsiang
Chiu, Hui-Hsiang (邱瑞香)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Aurise Investment Co., Ltd. (福豐盛投資股份有限公司)

As an Ordinary Shareholder

By:	/s/ Aurise Investment Co., Ltd.
Aurise Investment Co., Ltd. (福豐盛投資股份有限公司)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Shareholders Agreement as of the date first above written.

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of WU, CHEN CHI (吳振旗)

As an Ordinary Shareholder

/s/ WU, CHEN CHI
WU, CHEN CHI (吳振旗)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of Lu, Nien Yin (呂念穎)

As an Ordinary Shareholder

By:	/s/ Lu, Nien Yin
Lu, Nien Yin (呂念穎)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LU, YU KAI (呂祐愷)

As an Ordinary Shareholder

By:	/s/ LU, YU KAI
LU, YU KAI (呂祐愷)

By Yang, Szu-Nan (楊思枬), duly authorized to sign for and on behalf of LU, LI CHIN (呂理欽)

As an Ordinary Shareholder

By:	/s/ LU, LI CHIN
LU, LI CHIN (呂理欽)

SIGNATURE PAGE TO EIGHTH AMENDED AND RESTATED SHAREHOLDERS AGREEMENT